UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
(Rule 14a-101)

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

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 AEROSONIC CORPORATION

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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AEROSONIC CORPORATION
(A DELAWARE CORPORATION)
1212 North Hercules Avenue
Clearwater, Florida 33765

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON JULY 14, 2011

TO THE STOCKHOLDERS OF AEROSONIC CORPORATION:

The 2011 Annual Meeting of Stockholders of Aerosonic Corporation will be held at our headquarters located at 1212 North Hercules Avenue, Clearwater, Florida 33765 on Thursday, July 14, 2011, beginning at 10:00 a.m., EDT, for the following purposes:

1.	To elect two directors to the Board of Directors to hold office until their successors are duly elected and qualified;

2.	To ratify the appointment of Mayer Hoffman McCann P.C. as our independent registered public accounting firm for the fiscal year ending January 31, 2012;

3.	To approve an amendment to the Aerosonic Corporation 2004 Stock Incentive Plan; and

4.	To transact such other business as may properly come before the meeting or any adjournment or postponement thereof.

The foregoing is more fully described in the proxy statement attached hereto and made a part of this Notice. The Board of Directors has fixed the record date for determining the stockholders entitled to notice of and to vote at the meeting and any adjournment or postponement thereof as of the close of business on May 26, 2011.

A complete list of the stockholders entitled to vote at the meeting shall be open to inspection by any stockholder of Aerosonic Corporation, for any lawful purpose germane to the meeting, at any time during usual business hours for a period of ten days prior to the meeting at our offices located at 1212 North Hercules Avenue, Clearwater, Florida 33765 (telephone number: 727.461.3000).

By Order of the Board of Directors,

Douglas J. Hillman, President & Chief Executive Officer May 31, 2011 Clearwater, Florida

YOUR VOTE IS IMPORTANT, REGARDLESS OF THE NUMBER OF SHARES YOU OWN. YOU ARE CORDIALLY INVITED TO ATTEND THE MEETING IN PERSON. HOWEVER, WE ENCOURAGE YOU TO VOTE BY PROXY SO THAT YOUR SHARES WILL BE REPRESENTED AND VOTED AT THE MEETING EVEN IF YOU CANNOT ATTEND. PLEASE SIGN, DATE AND RETURN YOUR PROXY IN THE ENCLOSED ENVELOPE. OF COURSE, YOU MAY VOTE IN PERSON AT THE MEETING IF YOU SO CHOOSE.

Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting to be Held on July 14, 2011: The Company’s proxy statement and annual report to stockholders for the fiscal year ending January 31, 2011 are available at www.aerosonic.com/annualreports.html.

Directions to attend the Annual Meeting and vote in person are available at http://www.aerosonic.com/contactus.html

AEROSONIC CORPORATION
1212 North Hercules Avenue
Clearwater, Florida 33765

PROXY STATEMENT

Annual Meeting of Stockholders to be held on July 14, 2011

GENERAL INFORMATION

The Notice of the Annual Meeting of Stockholders, this proxy statement and the accompanying proxy card (the “proxy materials”) are being mailed to you commencing on or about June 10, 2011 in connection with the solicitation of proxies by the Board of Directors (the “Board”) of Aerosonic Corporation, a Delaware corporation (“Aerosonic,” the “Company,” “we,” “us,” or “our”), to be voted at the Annual Meeting of Stockholders to be held at our headquarters located at 1212 North Hercules Avenue, Clearwater, Florida 33765, beginning at 10:00 a.m., EDT, on Thursday, July 14, 2011. A copy of the Company’s Annual Report to Stockholders on Form 10-K for the fiscal year ended January 31, 2011 is being mailed with these proxy materials.

All proxies that are properly executed and delivered will be voted on all matters that properly come before the meeting for a vote. If your proxy specifies instructions with respect to the matters being voted upon, the proxy holders will act in accordance with your instructions. If no instructions are specified, your shares will be voted FOR the election of the nominees to the Board, FOR the ratification of appointment of the independent registered public accounting firm, FOR the approval of the amendment of the Aerosonic Corporation 2004 Stock Incentive Plan, and in the discretion of the proxy holders as to any other matters that may properly come before the meeting.

Whether or not you attend the meeting, your vote is important. Accordingly, regardless of the number of shares you own, you are asked to vote promptly by signing and returning the accompanying proxy card.

Your shares can only be voted at the meeting if you are represented by proxy or are present in person.

VOTING SECURITIES AND VOTING RIGHTS

Record Date

The Board has fixed the close of business on May 26, 2011 as the record date for determining the stockholders who are entitled to notice of, and to vote at, the meeting and at any adjournment thereof.  As of May 26, 2011, there were 3,758,265 shares of our common stock outstanding.  Each stockholder of record on the record date is entitled to one vote per share held. There are no other classes of voting stock issued and outstanding.

Revocability of Proxies

You have the right to revoke your proxy any time prior to it being voted by (i) delivering a written revocation or duly executed proxy bearing a later date to the Corporate Secretary (at 1212 North Hercules Avenue, Clearwater, Florida 33765) or (ii) attending the meeting and voting your shares in person.

Quorum

A majority of our outstanding shares of common stock entitled to vote at the meeting must be present in person or represented by proxy to have a quorum for the transaction of business at the meeting.  We count shares that reflect withheld votes, abstentions or “broker non-votes” (i.e., proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owner or other persons entitled to vote shares on a particular matter with respect to which the brokers or nominees do not have discretionary power) as shares present for purposes of determining a presence of a quorum, but not in determining the number of shares voted for or against any nominee for election as a director or any other proposal.

Required Vote

Under Delaware law and our Bylaws, the affirmative vote of the holders of a plurality of the shares represented and entitled to vote at the meeting at which a quorum is present is required to elect a director.  For Proposal No. 1, the two director nominees receiving the highest number of affirmative votes cast will be elected as directors.  Ratification of the appointment of our independent registered accounting firm and the approval of the amendment to our 2004 Stock Incentive Plan each require the affirmative vote of at least a majority of the shares present at the meeting, either in person or by proxy, and entitled to vote on the proposal.

Treatment of Withheld Votes, Abstentions and Broker Non-Votes

Withheld votes and broker non-votes with regard to the election of directors will be counted for purposes of determining the presence of a quorum at the meeting, but will not be voted in the election of the directors, and therefore, will have no effect on the determination of the outcome of the votes for the election of the directors.

For the ratification of the appointment of our independent registered accounting firm and the approval of the amendment to the Aerosonic 2004 Stock Incentive Plan, abstentions will have the same effect as votes against the proposal because they are treated as present and entitled to vote for purposes of determining the pool of votable shares, but do not contribute to the affirmative votes required to approve the proposal.  Proxies that reflect broker non-votes with regard to these proposals will be treated as unvoted for purposes of determining approval of the proposal.  They will have the effect of neither a vote for nor a vote against that proposal, and therefore have no effect on the outcome of the vote.

As noted above, if voting instructions are not provided with respect to the election of the directors or the amendment to the Aerosonic Corporation 2004 Stock Incentive Plan, the broker or other record holder can register the shares as being present at the meeting for purposes of determining the presence of a quorum but will not be able to vote these proposals. Accordingly, it is particularly important that beneficial owners instruct their brokers how they wish to vote their shares. Further, if voting instructions are not provided with respect to the ratification of the independent registered public accounting firm, the broker or other record holder will be able to exercise its discretionary authority and vote on this proposal.

ELECTION OF DIRECTORS

Proposal No. 1.—To elect two directors to our Board of Directors

Our Bylaws provide for a classified Board, with the number of directors which shall constitute the whole Board determined by the Board, as may be fixed from time to time by action of the Board and the number of classes into which the directors shall be classified being three. The Board currently has fixed the number of directors at five directors, two of whom are designated as Class I directors with a term expiring in 2011, two of whom are designated as Class II directors with a term expiring in 2012 and one of whom is designated as a Class III director with a term expiring in 2013. At each Annual Meeting of Stockholders, directors in one class are elected for a full term of three years to succeed those directors whose terms are expiring. This year, the two Class I director nominees will stand for election for a three-year term expiring at the 2014 annual meeting. The Nominating/Corporate Governance Committee of the Board has nominated Donald Russell and Thomas E. Whytas as directors to serve as a Class I directors, and the Board has endorsed such nomination.

The persons named in the enclosed proxy will vote all properly executed proxies for the election of Donald Russell and Thomas E. Whytas unless authority to vote is withheld. The nominees have indicated their willingness to serve, if elected. However, if the nominees should be unable to serve, the shares of common stock represented by proxies may be voted for a substitute nominee designated by the Board. Management has no reason to believe that the above-mentioned persons will not serve his term as a director.

Set forth below is the name, age (as of May 31, 2011), principal occupation, and length of service of the individuals nominated for election to the Board. The nominees were previously elected by the stockholders and are currently serving as directors of the Company.

Nominees as Class I Directors

Donald Russell, age 59, has been a director since February 2006. Mr. Russell is the managing partner of Sigma Group, LLC, an executive coaching firm. Mr. Russell is also CEO and a director of Old UGC, Inc. He also was a director of Etrials Worldwide Inc., a publicly traded software company, until its merger with Merge in 2009. He was Vice Chairman of the Board of Directors of CEA Acquisition Corporation from 2004 through February 2006. Mr. Russell has been Chairman of the Investment Committee for CEA Capital Partners USA, L.P. since February 1997 and a member of the Investment Committee of Seaport Capital Partners II, L.P. since its inception in February 2000. From July 1987 to June 1994, he was President of Communication Equity Associates’ New York Affiliate, CEA, Inc., and was responsible for overseeing its mergers, acquisitions and corporate financing businesses in the cable television and broadcasting industries. From 1974 to 1978 Mr. Russell worked for National Westminster Bank USA as a commercial lending officer. Mr. Russell has a B.A. in economics from Colgate University. In determining Mr. Russell’s qualifications to serve as a director, the Board has considered, among other things, his experience and expertise in investment banking and public company leadership.

Thomas E. Whytas, age 46, has been a director since May 2004. Mr. Whytas, a U.S. military veteran, has 22 years of experience in the aerospace industry. He is currently the Chief Financial Officer of Medical Education Technologies Inc. (METI), the industry leader in medical simulation technology. Prior to METI, he served 15 years at CAE USA Inc. in positions of increasing responsibility up through the position of Chief Financial Officer and Finance Director of CAE’s U.S. operations. A Certified Public Accountant, Mr. Whytas also holds a Master’s Degree in Accounting from the University of South Florida. In determining Mr. Whytas’ qualifications to serve as a director, the Board has considered, among other things, his experience and expertise in financial matters in manufacturing companies, including defense contracting.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE ELECTION OF THE NOMINEES TO THE BOARD OF DIRECTORS AS SET FORTH ABOVE.

DIRECTORS AND EXECUTIVE OFFICERS

Continuing Directors

Class II Directors (whose term will expire in 2012)

Roy Robinson, age 61, has been a director since January 2008 when he was appointed to fill a vacancy on the Board. Mr. Robinson served as CEO of Seattle based Aviation Technologies, Inc. from 2003 until his retirement in 2007. Previously, he was President of ELDEC Corporation (“ELDEC”). Following the acquisition of ELDEC by the Crane Aerospace Group, he was appointed Chief Operating Officer of the Crane Aerospace Group of companies which included ELDEC, Hydro-Aire, Lear Romec, and Resistoflex. In determining Mr. Robinson’s qualifications to serve as a director, the Board has considered, among other things, his experience and expertise in the aerospace industry, including the operational, management, and executive positions he has held previously in other aerospace companies.

P. Mark Perkins, age 54, joined the Company as our Executive Vice President of Sales and Marketing in 1998. Prior to joining the Company, he was Vice President of Sales and Marketing at Gulf Aerospace, Inc. from 1992 to 1998. Previously, he served as Vice President and General Manager of National Aviation Academy. He also served as Assistant Vice President of Commercial Lending with SunTrust Bank. He has over 20 years of experience in various segments of the aviation industry, including Sales, Corporate Strategy, Business and Product Development as well as Investor Relations.  Mr. Perkins was elected to our Board in 1997 while at Gulf Aerospace. In determining Mr. Perkins’ qualifications to serve as a director, the Board has considered, among other things, his experience and expertise in the aerospace and banking industries, including the operational, management, and executive positions he has held previously in other aerospace companies.

Class III Director (whose term will expire in 2013)

Douglas J. Hillman, age 55, joined the Company in April 2008 as our President and Chief Executive Officer. Mr. Hillman has held various executive and management positions within the Aerospace industry for over 25 years. He joined Aerosonic from Kearfott Guidance & Navigation Corporation, a manufacturer of precision guidance components, where he served as Vice President/General Manager since 2005. From 2001 through 2005, he worked for Bird Technologies Group, a designer/manufacturer of communication equipment, holding positions ranging from Vice President/General Manager to Chief Operating Officer. Prior to Bird Technologies Group, he held numerous management positions of increasing responsibility at Moog Inc., a global manufacturer of precision control systems for aerospace and industrial applications. Mr. Hillman received MBA and BSEE degrees from the State University of New York at Buffalo. He currently serves on the Dean’s Council for the University’s School of Engineering.  He has served on our Board since 2008. In determining Mr. Hillman’s qualifications to serve as a director, the Board has considered, among other things, his experience and expertise in the aerospace industry, including the operational, management, and executive positions he has held previously in other aerospace companies.

Please see “Compensation of Directors” for information on the compensation arrangements with our directors.

Non-Director Executive Officers

Set forth below are the names, ages (as of May 31, 2011), and positions of each of the individuals who, in addition to Messrs. Hillman and Perkins, are serving as our executive officers as of May 31, 2011.

Thomas W. Cason, age 56, has served as our Executive Vice President and Chief Operating Officer since August 2008. Mr. Cason has held a number of senior operations roles, including Executive Vice President and Chief Operating Officer of DeMorgan Communities, an affordable housing developer, from 2006 through 2008. From 2003 to 2006, he served as Operations Director at Honeywell Aerospace, a provider of cabin management systems for the private corporate jet industry. He holds MBA, MS and BS degrees from Virginia Tech.

Kevin J. Purcell, age 53, has served as our Executive Vice President and Chief Financial Officer since May 2009. Before he joined the Company, he served as Vice President and Chief Financial Officer of Herley Industries, Inc., a manufacturer of microwave technology solutions, from 2006 until 2009. Prior to joining Herley, he served as Vice President Finance, Contracts and Compliance for Smiths Aerospace LLC, Customer Services Americas, a manufacturer of aircraft control and diagnostic systems, from 2002 until 2006. Other prior experience included senior financial positions including Vice President and CFO, Controller and Director as well as a number of years in the Government Contractor Advisory Services group of KPMG. He received his B.B.A. degree in financial accounting from Iona College and his M.B.A. degree from Pepperdine University. He is a Certified Public Accountant, a Certified Management Accountant, and a member of the American Institute of Certified Public Accountants, the Institute of Management Accountants, the National Contract Management Association and Financial Executives International.

INFORMATION REGARDING THE BOARD OF DIRECTORS AND CORPORATE GOVERNANCE

Independence of the Board of Directors

As required under the NYSE Amex listing standards, a majority of the members of a listed company’s board of directors must qualify as “independent,” as affirmatively determined by the Board. The Board consults with our counsel to ensure that the Board’s determinations are consistent with relevant securities and other laws and regulations regarding the definition of “independent,” including those set forth in pertinent listing standards of the NYSE Amex, as in effect from time to time.

Consistent with these considerations, after review of all relevant transactions or relationships between each director, or any of his or her family members, and us, our senior management and our independent auditors, the Board has affirmatively determined that the following directors are independent directors within the meaning of the applicable NYSE Amex listing standards: Messrs. Robinson, Russell and Whytas. In making this determination, the Board found that none of these directors had a material or other disqualifying relationship with us. Mr. Hillman, our President and Chief Executive Officer, and Mr. Perkins, our Executive Vice President of Sales and Marketing, are not independent directors by virtue of their employment with us.

Meetings and Committees of the Board of Directors

During the year ended January 31, 2011 (“fiscal year 2011”), the Board held four meetings. During fiscal year 2011, each of the directors attended at least 75% of the aggregate number of meetings of the Board and meetings of committees thereof on which he served. We encourage all directors to attend the Annual Meeting of Stockholders, but do not require them to attend. In 2010, all of the then-current directors attended the Annual Meeting of Stockholders.

The Board currently has, and appoints members of, a standing Audit Committee, Compensation Committee, and Nominating/Corporate Governance Committee.

Audit Committee. The Audit Committee is composed entirely of “independent directors” as determined by the “audit committee” independent director standards of the NYSE Amex. Its members are Thomas E. Whytas (chairman), Roy Robinson and Donald Russell. The Board has determined that Mr. Whytas is the Audit Committee’s designated “financial expert.” The Audit Committee met five times during fiscal year 2011. The functions performed by the Audit Committee are described in the Audit Committee Report, set forth below, and in the Audit Committee Charter adopted by the Board, a copy of which is available on our website at www.aerosonic.com under Investors/Governance.

Compensation Committee. The Compensation Committee members are Donald Russell (chairman), Roy Robinson and Thomas E. Whytas, each of whom is an “independent” director as determined by standards established by the NYSE Amex for compensation committees. The Compensation Committee, which met two times during fiscal year 2011, reviews and approves our employee benefit plans, administers our executive compensation plans, and reviews and makes recommendations to the Board with respect to compensation of our executive officers and outside directors, as set forth in its Charter, a copy of which is available on our website at www.aerosonic.com under Investors/Governance. See “Compensation Discussion and Analysis” for a discussion of our compensation philosophy and how the Compensation Committee determines the compensation of our executive officers and the role of our compensation consultants in recommending compensation levels.

Nominating/Corporate Governance Committee. The Nominating/Corporate Governance Committee members are Roy Robinson (chairman), Donald Russell and Thomas E. Whytas, each of whom is an “independent director” as determined by standards established by the NYSE Amex for nominating committees. The Nominating Committee reviews and assesses the composition of the Board, assists in identifying potential new candidates as directors, and submits its recommendations for nomination of directors to the Board. The Nominating Committee also regularly reviews the size and composition of the Board, individual director performance and recommends to the Board any changes it deems appropriate. The policies and function of the Nomination Committee are detailed in its Charter, which is currently available on our website at www.aerosonic.com under Investors/Governance. The Nominating Committee met one time during fiscal year 2011.

Our Bylaws provide that stockholders may make nominations for election to the Board and the Nominating Committee will consider those nominees. To recommend a prospective nominee to the Nominating Committee for consideration at an annual meeting, stockholders must submit the prospective nominee’s name and qualifications to the Corporate Secretary, in writing, by delivering or sending such recommendation not less than 90 days nor more than 120 days prior to the anniversary of the preceding year’s annual meeting to the following address: Aerosonic Corporation, 1212 North Hercules Avenue, Clearwater, Florida, 33765, Attention: Corporate Secretary. Stockholders are urged to assure delivery of their recommendations by arranging for some form of delivery receipt. The Nominating Committee did not receive any nominations during the required time period for consideration at this year’s annual meeting.

The Nominating Committee’s policy regarding the consideration and selection of director candidates (whether recommended by directors, members of management, stockholders, or any other persons) is to seek candidates who have a demonstrable record of personal and professional ethics and integrity, business and professional experience, knowledge of our industry, academic achievements, service on other boards of directors, and civic involvement. The Nominating Committee has not set any objective minimum qualifications that must be met by a nominee, but rather seeks to identify candidates with outstanding backgrounds and experience as measured by the above selection criteria.

The Nominating Committee’s process for identifying and evaluating director nominees includes active solicitation of suggestions from our management, as well as engaging in an active dialogue with executives and directors within our industry and in related industries. The Nominating Committee also considers nominations submitted by stockholders as discussed above. Although the Nominating Committee does not have a formal policy regarding diversity, the Nominating Committee considers the diversity of viewpoints, backgrounds and experiences, as well as other various factors relevant to any particular nominee in identifying nominees for a directorship. The Nominating Committee requires a background check by an independent contractor of any candidate it deems as an appropriate nominee, before making a recommendation of that person to the Board. The Company has not paid any fees to third parties to identify or evaluate or assist in identifying or evaluating potential nominees, but may consider the use of such third parties in the future.

Board Leadership Structure

The Board currently includes three independent directors and two employee directors. The Company does not have an official Chairman of Board position; however, the Company’s Bylaws direct the President and CEO to organize and preside over meetings of the Board. We have also implemented a lead independent director position (“Lead Director”), which is currently filled by Mr. Russell.

The Lead Director must be an independent director and has several defined duties that are designed to enhance effective governance and coordination. These include: providing a focal point for communication between management and the outside directors; reviewing and approving Board agendas as proposed by the President and CEO; providing for Board development; and coordinating oversight of Board activities.

We believe that our current board leadership structure is appropriate because the majority of the members of our board of directors are independent directors, and all significant committees are led and staffed by our independent directors.

The Board’s Role in Risk Oversight

It is management’s responsibility to manage risk and bring to the Board’s attention any material risks to the Company. The Board has oversight responsibility through its Audit Committee, which oversees the Company’s risk policies and processes relating to the financial statements and financial reporting processes and the guidelines, policies and processes for mitigating those risks. The Audit Committee holds regular meetings with management to review the inherent risks associated with the financial reporting process.

The Board is actively involved in oversight of risks that could affect the Company. This oversight is conducted primarily through committees of the Board as disclosed in the descriptions of each of the committees above and coordinated by the Lead Director with the full Board retaining responsibility for general oversight of risks. The Board satisfies this responsibility through full reports by each committee chairman regarding the committee’s considerations and actions.

Code of Conduct

We have adopted a Code of Conduct that includes a code of ethics that applies to all of our employees and directors (including our principal executive officer and our principal financial and accounting officer). This Code of Conduct is posted on our website and is available for review at www.aerosonic.com/codeofconduct.html.

Communications to the Board from Stockholders

The Board welcomes communications from our stockholders and requests that all such communications be sent to Aerosonic Corporation, 1212 North Hercules Avenue, Clearwater, Florida 33765, Attention: Corporate Secretary. All communications that relate to matters that are within the scope of responsibilities of the Board or its committees will be forwarded to the appropriate directors by the Corporate Secretary. Communications also may be addressed to one or more directors, or to the entire Board. If a stockholder requests that any such communication be treated as confidential and delivered only to one or more directors, it may be submitted in a sealed envelope with a request that the communication be treated as a confidential matter for immediate delivery to the intended recipient(s).

COMPENSATION OF DIRECTORS

Each independent director receives annual compensation of $40,000 in the form of cash-based compensation and stock-based compensation. Mr. Russell receives additional annual cash compensation of $10,000 for his role as Lead Director.

Cash-Based Compensation. In fiscal year 2011, non-employee directors earned cash compensation of $20,000 each. Mr. Russell, our Lead Director, earned additional cash compensation of $10,000.  The Company does not pay additional fees (in cash or otherwise) for attending Board or committee meetings. Normally, each non-employee director is paid his respective cash compensation on a quarterly basis, on or about the last day of January, April, July and October. The Company also reimburses non-employee directors for actual travel and out-of-pocket expenses incurred in connection with their service to the Company.

Stock-Based Compensation. In fiscal year 2011, each non-employee director also earned stock-based compensation of $20,000. All stock-based compensation is accrued quarterly and valued as of the last day of each fiscal quarter. The number of shares issued at each of these dates is determined by dividing the stock price at the close of business on those dates into the $5,000 quarterly compensation amount, and rounding up to the nearest whole share. The shares are issued under the Aerosonic Corporation 2004 Stock Incentive Plan.

Director Compensation Table

The following table shows for our non-employee directors all compensation for fiscal year 2011:
Name	Fees earned or paid in cash ($)	Stock awards ($) (1)	Total ($)

Roy Robinson	$20,000	$20,000	$40,000
Donald Russell	$30,000	$20,000	$50,000
Thomas E. Whytas	$20,000	$20,000	$40,000

(1)  Amounts do not include stock awards granted to the above-named directors consisting of 1,530 shares of common stock each, totaling 4,590 shares, for services provided for the first quarter of fiscal year 2012 and issued prior to May 31, 2011.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934 (the “Act”), as amended, requires our directors and specified officers to file reports on Forms 3, 4 and 5 with respect to their ownership and changes in ownership of our equity securities with the SEC and the NYSE Amex and to furnish us with copies of these reports.

Based solely upon a review of the copies of these Form 3, 4, and 5 reports and amendments thereto that we received, and certain written representations that we received from these persons, we believe that all applicable filing requirements were complied with for fiscal year 2011 and do not know of any persons who may have failed to file on a timely basis any required form, except as follows:

Donald Russell, Roy Robinson and Thomas E. Whytas were each issued stock on November 11, 2010, and the respective Form 4’s reporting the transactions were filed on November 16, 2010.

Review of Related Person Transactions

We do not have a formal written policy for the review and approval of transactions with related parties. However, our Code of Conduct provides guidelines for approval by our Chief Executive Officer of transactions between Aerosonic, on the one hand, and our directors and/or employees on the other hand.  In particular, our Code of Conduct prohibits conflicts of interest and provides non-exclusive examples of conduct that would violate the prohibition. If any of our employees are unsure as to whether a conflict of interest exists, the employee is instructed that he or she should consult with the Chief Executive Officer or in the case of a director, to the Audit Committee of the Board, and must comply with any actions the Audit Committee decides is necessary to protect against the conflict of interest.

We annually require each of our directors and executive officers to complete a directors’ and officers’ questionnaire that elicits information about related party transactions. Our Board annually reviews all transactions and relationships disclosed in the directors’ and officers’ questionnaires, and the Board makes a formal determination regarding each director’s independence.  If a director is determined to no longer be independent, such director, if he or she serves on any of the Audit Committee, the Nominating/Corporate Governance Committee, or the Compensation Committee, will be removed from such committee prior to (or otherwise will not participate in) any future meetings of the committee. If the transaction presents a conflict of interest, the Board will determine the appropriate response.

For the fiscal years ended January 31, 2010 and January 31, 2011, there were no material related party transactions reportable under Item 404 of Regulation S-K.

SECURITIES OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

Based on a review of filings with the Securities and Exchange Commission (the “SEC”), as well as information available to us, the following table sets forth information as of May 26, 2011 (except as noted below) as to our common stock owned by (a) each of our directors, (b) each of our named executive officers, (c) all of our current directors and executive officers as a group and (d) each person who, to our knowledge, beneficially owned more than 5% of our common stock. As of May 26, 2011, we had 4,189,032 of our common shares issued and 3,758,265 common shares outstanding.

Name of Beneficial Owner (and address of owners of more than 5%)	Amount of Shares Beneficially Owned (1)		Percent of Class
Douglas J. Hillman	145,972	(2)	3.88%

Kevin J. Purcell	28,862	(3)	*

P. Mark Perkins	69,750	(4)	1.86%

Roy Robinson	33,193		*

Thomas E. Whytas	39,155		1.04%

Donald Russell	116,877	(5)	3.11%

All current directors and executive officers as a group (7 persons)	470,309		12.51%

Electro Technik Industries, Inc. 12449 Enterprise Boulevard Largo, FL 33773	486,000	(6)	12.93%

Bruce Stone 28 Villa Lane Boynton Beach, FL 33436	241,774	(7)	6.43%

Martin Finan 103 S. Stough Street Hinsdale, IL 60521	209,925	(8)	5.59%

Athena Capital Management, Inc. Minerva Group, LP David P. Cohen 50 Monument Road, Suite 201 Bala Cynwyd, PA 19004	284,548	(9)	7.57%

*	Less than 1%

(1)
The directors, executive officers, and groups named in the table above have sole voting and investment power with respect to the shares listed in the table, unless otherwise indicated below. The share amounts listed include shares of our common stock that the persons named in the table above have the right to acquire within 60 days from May 26, 2011.

(2)
Includes (i) 107,000 shares of common stock issuable on the exercise of stock options that are currently exercisable or will become exercisable within 60 days after May 26, 2011 and (ii) 10,000 shares of unvested restricted stock.  Mr. Hillman has the right to vote, but no right to dispose of, the shares of unvested restricted stock.

(3)
Includes (i) 16,667 shares of common stock issuable on the exercise of stock options that are currently exercisable or will become exercisable within 60 days after May 26, 2011 and (ii) 8,000 shares of unvested restricted stock.  Mr. Purcell has the right to vote, but no right to dispose of, the shares of unvested restricted stock.

(4)
Includes (i) 51,750 shares of common stock issuable on the exercise of stock options that are currently exercisable or will become exercisable within 60 days after May 26, 2011 and (ii) 8,000 shares of unvested restricted stock.  Mr. Perkins has the right to vote, but no right to dispose of, the shares of unvested restricted stock.

(5)	Of this amount, 2,500 shares are held by Mr. Russell’s spouse, and 2,000 shares are held in trusts for Mr. Russell’s children.

(6)
The information for Electro Technik Industries, Inc. (ETI) is derived from a Schedule 13D filed with the SEC on December 31, 2008, which states that, as of December 24, 2008, ETI beneficially owned 486,000 shares of common stock with sole power to vote and dispose of such shares.

(7)
The information for Bruce Stone is derived from a Schedule 13G filed with the SEC on March 30, 2010, which states that, as of March 23, 2010, he beneficially owned 141,774 shares of common stock. Mr. Stone also holds 100,000 stock warrants issued to him pursuant to the terms of a loan agreement between the Company and Mr. Stone. Each warrant entitles Mr. Stone to purchase in whole or part one common share at $0.64 per warrant. These warrants vested on May 21, 2010. Mr. Stone beneficially owns a total of 241,774 common shares with sole power to vote and dispose of such shares.

(8)
The information for Martin Finan is derived from a Schedule 13G, filed with the SEC on February 1, 2010, which states that, as of December 21, 2009, he beneficially owned 209,925 shares. Of those shares, Mr. Finan holds 196,536 shares having sole power to vote and dispose of such shares, with Mr. Finan having 13,389 shares with shared power to vote and dispose of such shares.

(9)
The information for Athena Capital Management, Inc., Minerva Group, LP and David P. Cohen is derived from a Schedule 13G/A, filed with the SEC on February 3, 2010, which states that, as of December 31, 2009, 115,600 shares were owned by Athena Capital Management, Inc.; and 168,948 shares were owned by Minerva Group, LP. David P. Cohen beneficially owned 284,548 of which he has 168,948 shares with the sole power to vote and dispose of such shares, and 115,600 shares with the shared power to vote and dispose of such shares.

COMPENSATION DISCUSSION AND ANALYSIS

The Compensation Committee has the responsibility to review, approve and recommend for the approval of the full Board our compensation program and the annual compensation levels for our named executive officers: the president and chief executive officer, the executive vice president-chief financial officer and the executive vice president-sales and marketing.

Compensation Objectives

The primary goals of our executive compensation program are to incentivize and reward superior executive performance and encourage excellent leadership, hard work and dedication. Our compensation program is designed to enable us to achieve the following objectives:

•	to attract, engage and retain top talent that ensures the achievement of business goals, strategies and objectives;

•	to reward officers for long-term strategic management, which includes, among other things, the implementation of performance enhancing strategies and retention of key customers; and

•	to reward superior executive performance that results in increased value for our stockholders.

Compensation Elements

Our executive compensation program has a primary purpose to attract, retain and motivate highly trained and experienced individuals whose technical expertise and business talents will enable us to succeed.  The Compensation Committee engaged an independent, prominent, international compensation consulting firm during fiscal year 2011 to review the Company’s established compensation program for our executive officers and provide insights and recommendations for enhancements. Specifically, the scope of the consultant’s assignment, and instructions provided to them, included the following:

•	To develop a peer group of comparably-sized public companies in the Aerospace and Defense sector to be reviewed and approved by the Compensation Committee;

•	To conduct a market pay analysis for the Company’s executive officers for all primary pay components, including base salary, annual incentives, and long-term incentives;

•	To compare incumbent pay against composite market values to assess pay competitiveness;

•	To provide a high level overview of trends and developments impacting executive compensation as reported in surveys and other sources; and

•	To develop recommendations for maintaining and/or improving pay competitiveness for the Company’s executive officers.

The peer group of comparably-sized public companies in the Aerospace and Defense sector includes the following companies:

Breeze-Eastern Corp	Emrise Corp
Edac Technologies Corp	Cpi Aerostructures Inc.
American Defense Systems Inc.	Astrotech Corp
Servotronics Inc.	Innovative Solutions & Support Inc.
Orbit International Corp	I D Systems Inc.
Irvine Sensors Corp.	Applied Energetics Inc.
Tel-Instrument Electronics

As a result of that review, the Compensation Committee has revised and implemented an improved comprehensive compensation program designed to meet the defined objectives. While the program includes objective measurements to determine compensation, it also allows an important level of discretion for the Compensation Committee to provide adjustments pursuant to the individual performance of each executive.

The key components of our compensation program include base salary, annual cash incentive awards and long-term incentives, as discussed below.

Base Salary. The primary element of our executive compensation is base salary. In approving or fixing base salaries, the Compensation Committee draws upon both industry data and its collective business judgment and experience on what it understands to be fair, reasonable and equitable compensation in view of our requirements for recruitment and retention in a highly competitive market. In its deliberations, the Compensation Committee considers:

•	the executive’s compensation relative to other officers;

•	the executive’s compensation relative to our industry peer group;

•	recent and expected performance of the executive;

•	our recent and expected overall performance;

•	the recommendations of our President and Chief Executive Officer as it relates to the other executive officers; and

•	our overall budget for base salary increases.

We rely upon our judgment of numerous factors, and not solely upon set numerical performance data or similar guidelines. We do not use short-term changes in our stock price as a guide in determining executive compensation. Key factors affecting our judgments include the nature and scope of each executive’s responsibilities, effectiveness, productivity and growth. Of course, in order to attract and retain talented executives, our executive compensation is also calibrated by comparison to the executive compensation of executives at similarly sized and situated companies in our industry.

Cash Incentive Award Program. In addition to base salaries, each year we incentivize our executive leadership through performance-based variable compensation awards. We believe that our structure allows us the flexibility to reward performance without creating a system where annual incentives are paid without regard to performance and are viewed as an entitlement rather than an incentive and reward. The President and CEO is eligible for a maximum cash incentive award of 50% of his base salary and each of the other named executive officers is eligible for a maximum cash incentive award of 35% of his base salary. The cash incentive award is determined based upon the following measurements: (a) 50% based upon financial performance against our budgeted amounts of bookings, net sales, operating income and EBITDA, (b) 25% based upon achievement of specific personal objectives, and (c) 25% based upon the assessment of the President and CEO (or in the case of the President and the CEO, by the Compensation Committee) after evaluating the executive’s performance against both Company and personal objectives. The Compensation Committee may then adjust the eligible cash incentive award by up to 25%, positively or negatively, based on its assessment of the executive’s performance against both Company and personal objectives. In certain circumstances as approved by the Compensation Committee, annual incentives may include equity compensation in lieu of cash or a combination of both equity compensation and cash. Actual incentive cash incentives are paid to the executives in the second quarter of the following year, unless other arrangements are approved by the Compensation Committee. Cash incentive awards were awarded for fiscal year 2011 to the named executive officers as discussed below.

Long-Term Incentives. We have one equity-based employee compensation plan, referred to as the Aerosonic Corporation 2004 Stock Incentive Plan, as amended on July 13, 2009. Our long-term equity incentives are designed to focus management on the long-term success of the Company to be evidenced by appreciation of the Company’s stock price over several years, as a result of growth in its earnings per share and other elements. These long-term equity incentives thereby align the interests of the management team with the interests of the stockholders. As part of our comprehensive compensation plan, long-term incentives may include stock options and performance-based restricted stock awards. No stock options or performance-based restricted stock awards were awarded in fiscal year 2011.

Management and Compensation Committee Actions for 2011

With respect to compensation paid in fiscal year 2011, the Compensation Committee reviewed the performance of each of our executive officers for the purposes of determining the base salary of each, the amounts of any cash incentive awards and other benefits, if any, to be paid or granted in consideration for the services that were provided during fiscal year 2011.

The Compensation Committee analyzed several factors, both qualitative and quantitative, in determining overall compensation packages for fiscal year 2011 in order to tie financial rewards paid to our executive officers, to both our then-current and expected future financial performance. In reviewing our fiscal year 2011 performance, the Compensation Committee considered the following factors: the condition of the Company one year earlier; the financial performance of the Company during the year; individual and team performance objectives, including operational, product development, and organizational development objectives, and the challenges faced as some of our key markets begin to recover. The Compensation Committee approved the following cash incentive awards for fiscal year 2011 to be paid in fiscal year 2012: Douglas Hillman, $32,760; Kevin Purcell, $23,153; and P. Mark Perkins, $14,919.  The Compensation Committee awarded no stock options or performance-based restricted stock awards in fiscal year 2011.

Subsequent to fiscal year 2011, during the first quarter of fiscal year 2012, the Compensation Committee awarded long-term incentives of 6,000 stock options and 12,000 shares of restricted common stock to Mr. Hillman and 4,000 stock options and 8,000 shares of restricted common stock each to Mr. Purcell and Mr. Perkins.

Ownership Guidelines

We do not have a stock ownership policy for our executives.

Hedging and Insider Trading Policies

The Company adopted a policy on insider trading for officers, directors, employees and certain consultants of the Company and its subsidiaries with respect to the trading of the Company’s  securities, as well as the securities of publicly-traded companies with whom the Company and its subsidiaries have a business relationship. The policy prohibits any insider from buying and selling Aerosonic securities at all times, except during specified “window” periods. A window period begins on the third full trading day after the public release by the Company of its quarterly financial results, or prior year’s financial results in the case of the fourth quarter, and ends fifteen calendar days prior to the end of the then current quarter. Even within the designated window periods, insiders are still prohibited from buying and selling the Company’s securities if an insider possesses material information about the Company which is not publicly available. The policy generally does not apply to the exercise of options to purchase common stock of the Company or its subsidiaries.

We do not have a formal policy on hedging.

Equity Grant Practices

The Plan is administered by the Plan Committee. Equity based awards are granted by the Compensation Committee (and approved by the Board) and are based on the named executive officer’s individual performance and contribution to the Company.

Retirement Benefits

We have no defined benefit pension plan. We have a 401(k) Plan covering substantially all employees. The 401(k) Plan is an important factor in attracting and retaining employees as it provides an opportunity to accumulate retirement funds. Our 401(k) Plan provides for annual deferral of up to $16,500 for individuals until age 50, $22,000 for individuals 50 and older, or, as otherwise allowed by the Internal Revenue Code. At January 31, 2009, the Company had elected to discontinue matching employee contributions. Effective for the second quarter of fiscal year 2011 we began matching 100% of employee contributions up to 3% of the employee’s salary. Matching contributions will vest according to the following schedule:
Years of Service	Vested Interest
Less than 2 years	0%
2 years, but less than 3 years	33%
3 years, but less than 4 years	67%
4 years or more	100%

Welfare Benefits

In order to attract and retain employees, we provide certain welfare benefit plans to our employees, which include medical and dental insurance benefits, group term life insurance, vision insurance, and disability insurance. We may also, from time to time provide other benefits to executives. Other than gasoline reimbursement for their primary vehicle, the Company presently does not provide any additional benefits to its executive officers. None of these benefits are provided to non-employee directors.

Employment Agreements

Mr. Hillman’s employment agreement commenced on April 17, 2008 and he is an “at will” employee. The employment agreement is terminable by: (i) the employee on 30 days prior written notice, or immediately upon mutual agreement, (ii) the Company at any time with “cause” (as such is defined in the employment agreement), immediately upon written notice to Mr. Hillman, or (iii) the employee’s death or disability. In the event that the Company elects to terminate Mr. Hillman without cause, the employee will be entitled to receive severance payments of up to six month’s salary.

Mr. Purcell’s employment agreement commenced on May 26, 2009 and he is an “at will” employee. The employment agreement is terminable by: (i) the employee on 30 days prior written notice, or immediately upon mutual agreement, (ii) the Company at any time with “cause” (as such is defined in the employment agreement), immediately upon written notice to Mr. Purcell, or (iii) the employee’s death or disability. In the event that the Company elects to terminate Mr. Purcell without cause, the employee will be entitled to receive severance payments of up to six month’s salary.

Mr. Perkin’s amended and restated employment agreement commenced on May 28, 2010 and he is an “at will” employee. The employment agreement is terminable by: (i) the employee on 30 days prior written notice, or immediately upon mutual agreement, (ii) the Company at any time with “cause” (as such is defined in the employment agreement), immediately upon written notice to Mr. Perkins, or (iii) the employee’s death or disability. In the event that the Company elects to terminate Mr. Perkins without cause, the employee will be entitled to receive severance payments of up to six month’s salary.

As of January 31, 2011, the estimated cash value of benefits for Messrs Hillman, Purcell, and Perkins are $120,000, $95,000, and $89,000, respectively. The value of each of these estimated severance benefits is based on the amount of base salary and benefits payable from February 1, 2011 for the applicable time period. In addition, each of Messrs. Hillman, Purcell, and Perkins may be entitled to cash incentives continuation, subject to the recommendation of the Compensation Committee and approval of the Board.

Retention Agreements; Change of Control Arrangements

On December 13, 2010, we entered into retention agreements with our named executive officers:  Douglas J. Hillman, Kevin J. Purcell and P. Mark Perkins.  The agreements provide for payment of amounts as severance if both (i) a change of control occurs and (ii) one of certain triggering events occurs:  the executive is involuntarily terminated without cause, his base salary or bonus eligibility are reduced or his title, duties, authority, or reporting relationships are materially reduced.  On the occurrence of both of these triggering events, the executive is entitled to receive severance compensation consisting of (i) for Mr. Hillman and Mr. Purcell, an amount equal to 110% of annual base salary times 150%, plus 150% of the average of executive’s bonus over the previous two fiscal years from the triggering event and (ii) for Mr. Perkins, an amount equal to 110% of annual base salary, plus the average of executive’s bonus over the previous two fiscal years from the triggering event.  These amounts would be payable in equal monthly installments over 18 months and 12 months, respectively.  The retention agreements provide that (i) if an executive receives severance under his retention agreement, he will not be entitled to receive severance under his employment agreement and (ii) if an executive receives severance under his employment agreement, he will not be entitled to receive severance under his retention agreement. We offered these terms to our executive officers to enhance objectivity and promote retention in the event of a change of control.

Under the Aerosonic Corporation 2004 Stock Incentive Plan, as amended (the “Plan”) , all outstanding options shown in the table below “Outstanding Equity Awards at Fiscal Year-End” for the Named Executive Officers will become immediately exercisable in the event that there is, with respect to us, a “change of control.” A “Change of Control” is defined by the Plan as: (i) the acquisition by a person of control of 50% or more of the combined voting securities of the Company, (ii) the merger or consolidation of the Company and any other entity where the voting securities of the Company prior to thereto do not represent more than 50% of the combined voting power of the voting securities of the Company or such surviving entity immediately after such merger or consolidation, or (iii) the stockholders of the Company approve a plan of complete liquidation of the Company or an agreement for the sale or disposition by the Company of all or substantially all of the Company’s assets.

Indemnification and Insurance

Under our Certificate of Incorporation, indemnification is afforded our directors and executive officers to the fullest extent permitted by Delaware law and, in addition, pursuant to indemnification agreements entered into between the Company and each of such directors and executive officers. In accordance with the terms of such indemnification agreements, indemnification for the “independent” directors and executive officers also includes payment of any costs which an indemnitee incurs because of claims against the indemnitee and provides for advancement to the indemnitee of those costs, including legal fees. We are, however, not obligated to provide indemnity and costs where it is adjudicated that the indemnitee did not act in good faith in the reasonable belief that the indemnitee’s actions were in our best interests, or, in the case of a settlement of a claim, such determination is made by our Board of Directors.

We carry insurance providing indemnification, under certain circumstances, to directors and officers for claims against them by reason of, among other things, any act or failure to act in their capacities as directors or officers. The current annual premium for this policy is approximately $88,000.

No payments have been made to any of our past or present directors or officers for such indemnification or under any insurance policy.

Compensation Recovery Policies

We maintain a policy that we will evaluate in appropriate circumstances whether to seek the reimbursement of certain compensation awards paid to an executive officer, if such executive engages in misconduct that caused or partially caused a restatement of our financial results, in accordance with section 304 of the Sarbanes-Oxley Act of 2002. If circumstances warrant, we will seek to recover appropriate portions of the executive officer’s compensation for the relevant period, as provided by law.

Tax Deductibility of Executive Compensation

We review and consider the deductibility of executive non-performance based compensation under the requirements of Code Section 162(m), which provides that we may not deduct compensation of more than $1,000,000 that is paid to certain individuals, subject to certain exceptions, including an exception for performance-based compensation. We believe that compensation paid to our executives, including under our incentive plans is generally fully deductible for federal income tax purposes.

EXECUTIVE COMPENSATION

The following table provides certain summary information concerning the compensation earned in fiscal year 2011 by our President and Chief Executive Officer and our two other most highly compensated executive officers who were serving as executive officers as of January 31, 2011. We refer to the officers listed in the table below collectively as our “Named Executive Officers.”

2011 Summary Compensation Table
Name and Principal Position	Year ended Jan 31	Salary ($)	Cash Incentive Awards ($)	Option Awards ($) (1)	All other compensation ($)(2)	Total
Douglas J. Hillman,	2011	$224,598	32,760	—	22,221	$279,579
President & Chief Executive Officer	2010	$202,881	105,000	33,225	19,585	$360,691

Kevin J. Purcell, Executive Vice	2011	$184,642	23,153	—	11,243	$219,038
President & Chief Financial Officer	2010	$119,470	42,415	43,960	8,836	$214,681

P. Mark Perkins,	2011	$177,060	14,919	—	17,314	$209,293
Executive Vice President Sales & Marketing	2010	$168,640	54,482	16,612	9,307	$249,041

(1)
Amounts shown reflect the aggregate grant date fair value computed in accordance with stock-based compensation accounting rules (FASB ASC Topic 718). See footnotes 1 and 13 of our notes to the Consolidated Financial Statements in our Form 10-K for the fiscal year ended January 31, 2011, for a discussion of the assumptions used to compute grant date fair value.

(2)
Amounts include the value of employment benefits paid by the Company on behalf of the named executive officer. The Company does not maintain a separate benefits plan for its executives. These benefits primarily include retirement contributions, medical and dental insurances, life insurance and short-term disability.

Stock Option Information for the Year Ended January 31, 2011

The following table provides information regarding each unexercised stock option held by each of our Named Executive Officers as of January 31, 2011.

Outstanding Equity Awards at January 31, 2011
Name	Number of Securities Underlying Unexercised Options (# Exercisable)	Number of Securities Underlying Unexercised Options (# Unexerciseable)		Option Exercise Price ($)	Option Expiration Date
Douglas J. Hillman	50,000	25,000	(1)	$4.47	4/22/2018
	16,000	32,000	(2)	$1.00	2/27/2019

Kevin J. Purcell	8,333	16,667	(3)	$2.36	5/26/2019

P. Mark Perkins	7,500	—		$6.20	6/27/2015
	7,500	—		$8.29	4/06/2016
	12,500	12,500	(4)	$4.47	4/22/2018
	2,000	—		$2.25	10/01/2018
	8,000	16,000	(2)	$1.00	02/27/2019

(1)	Mr. Hillman’s unexerciseable options will vest on April 22, 2011.

(2)	Mr. Hillman’s and Mr. Perkins’ unexerciseable options will vest in two equal amounts on February 27, 2011 and 2012, respectively.

(3)	Mr. Purcell’s unexercised options will vest in two equal amounts on May 26, 2011 and 2012, respectively.

(4)	Mr. Perkins’ unexercised options will vest in two equal amounts on April 22, 2011 and 2012, respectively.

There were no stock options awarded in fiscal year 2011 to Messrs Hillman, Purcell, and Perkins. No option awards were exercised by any of the Named Executive Officers from the beginning of fiscal year 2011 through May 31, 2011.

Potential Payments Upon Termination or Change of Control

 The following table sets forth potential amounts payable to our Named Executive Officers pursuant to their respective employment agreements and retention agreements. The table below reflects the estimated amounts payable to our Named Executive Officers assuming their employment was terminated as of January 31, 2011.
Name and Principal Position	Benefit	Termination for other than Change in Control*	Termination Following a Change of Control
Douglas J. Hillman,	Salary (1)	$120,000	$396,000
President & Chief Executive Officer	Bonus		103,000
	Benefits
	continuation	—	—
	Total value:	$120,000	$499,000

Kevin J. Purcell	Salary (1)	95,000	315,000
Executive Vice President &	Bonus		49,000
Chief Financial Officer	Benefits
	continuation	—	—
	Total value:	$95,000	$364,000

P. Mark Perkins,	Salary (1)	89,000	195,000
Executive Vice President	Bonus		35,000
Sales and Marketing	Benefits
	continuation	—	—
	Total value:	$89,000	$230,000

*	Upon such termination of employment, the applicable named executive may be entitled to future cash incentive awards, subject to the Compensation Committee’s recommendation and the Board’s approval.

(1)	Estimated value if the named executive’s employment had been terminated as of January 31, 2011.

Potential Payments Upon Termination or Change of Control

Please see “Employment Agreements” and “Retention Agreements; Change of Control Arrangements” above for a description of the severance arrangements with Douglas J. Hillman, Kevin J. Purcell and P. Mark Perkins.

Other Compensation

All of our executives are eligible to participate in our health and welfare benefit plans. These plans are available to all employees and do not discriminate in favor of executive officers. It is generally our policy to not extend significant perquisites to our executives that are not available to all of our employees. We have no current plans to make changes to levels of benefits and perquisites provided to executives.

Tax and Accounting Considerations

We have structured our compensation program to comply with Section 409A of the Internal Revenue Code of 1986, as amended, or Section 409A. If an executive is entitled to nonqualified deferred compensation benefits that are subject to Section 409A, and such benefits do not comply with Section 409A, then the benefits are taxable in the first year they are not subject to a substantial risk of forfeiture. In such case, the executive is subject to regular federal income tax, interest and an additional federal income tax of 20% of the benefit includible in income.

Compensation Committee Interlocks and Insider Participation

During fiscal year 2011, Messrs. Russell, Robinson and Whytas, none of whom is an officer or employee of the Company, were members of the Compensation Committee.  Our Compensation Committee currently determines the compensation levels of our executive officers as described above. None of our executive officers has served as a director or member of a compensation committee, or other committee serving an equivalent function, of any entity of which one of its executive officers served as a member of our Compensation Committee or our Board.

COMPENSATION COMMITTEE REPORT

The following Report of the Compensation Committee does not constitute soliciting materials and should not be deemed filed or incorporated by reference into any other Company filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent the Company specifically incorporates this Report.

The Compensation Committee has reviewed and discussed the Compensation Discussion and Analysis required by Item 402(b) of Regulation S-K with management and, based on such review and discussions, the Compensation Committee recommended to the Board of Directors that the Compensation Discussion and Analysis be included in this proxy statement.

THE COMPENSATION COMMITTEE

Donald Russell (Chairman)
Roy Robinson
Thomas E. Whytas

AUDIT COMMITTEE REPORT

The following Report of the Audit Committee does not constitute soliciting materials and should not be deemed filed or incorporated by reference into any other Company filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent the Company specifically incorporates this Report.

In accordance with its written Charter, the Audit Committee assists the Board in fulfilling its responsibility for oversight of management and its independent auditors in respect of corporate accounting, financial reporting practices, and the quality and integrity of our financial reports.

Management has the primary responsibility for our financial reporting process, accounting principles, and internal controls, as well as, preparation of our financial statements in accordance with generally accepted accounting principles in the United States (“GAAP”). The independent auditors are responsible for planning and conducting independent audits of our financial statements in accordance with the standards of the Public Company Accounting Oversight Board, United States (PCAOB) and applicable laws and regulations, and issuing reports thereon. The Audit Committee is responsible for overseeing the conduct of these activities. It is not the Audit Committee’s duty or responsibility to conduct auditing or accounting reviews or procedures or to independently verify the representations made by management and the independent auditors. The Audit Committee’s considerations and discussions with management and the independent auditors do not assure that our financial statements are presented in accordance with GAAP or that an audit of the annual financial statements has been carried out in accordance with the standards of the PCAOB, or that the independent auditors are, in fact, “independent.”

In this context, the Audit Committee has met and held discussions with our management and independent auditors on a regular basis. The Audit Committee plans and schedules its meetings with a view to ensuring that it devotes appropriate attention to all of its responsibilities. The Audit Committee’s meetings include, whenever appropriate, executive sessions with the independent auditors without the presence of the Company’s management. The Audit Committee has reviewed and discussed our audited financial statements with management and the independent auditors, including a discussion of the quality of the accounting principles, the reasonableness of significant judgments and the clarity of disclosures in the financial statements. Management represented to the Audit Committee that our audited financial statements were prepared in accordance with GAAP and applicable laws and regulations. The audit committee has relied on this representation, without independent verification, and on the representations of the independent auditors included in their report on the consolidated financial statements.

The Audit Committee has discussed with our independent auditors the matters required to be discussed pursuant to Statement on Auditing Standards No. 61, as amended (AICPA, Professional Standards, Vol. 1, AU Section 380), as adopted by the Public Company Accounting Oversight Board in Rule 3200T. The independent auditors have provided to the Audit Committee the written disclosures and the letter required by the PCAOB Rule 3526, “Communication with Audit Committees Concerning Independence,” and the Audit Committee has discussed with the independent auditors their independence. The Audit Committee has also considered whether the independent auditors’ provision of other non-audit services to the Company is compatible with maintaining auditor independence. The Audit Committee has concluded that the provision of non-audit services by the independent auditors was compatible with the maintenance of independence in the conduct of their auditing functions.

Based upon its review and discussions with management and the independent auditors and the reports of the independent auditors, and in reliance upon such information, representations, reports and opinions, the Audit Committee recommended that the Board of Directors approve our audited financial statements for inclusion in our annual report on Form 10-K for the year ended January 31, 2011. The Board of Directors accepted the Audit Committee’s recommendations.

THE AUDIT COMMITTEE

Thomas E. Whytas (Chairman)
Donald Russell
Roy Robinson

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Proposal No. 2.—Ratification of Appointment of Independent Registered Public Accounting Firm

Upon the recommendation of the Audit Committee, the Board of Directors has appointed Mayer Hoffman McCann P.C. (“MHM”) as the Company’s independent registered public accounting firm for the fiscal year ending January 31, 2012.  Kirkland, Russ, Murphy & Tapp, P.A. (“KRMT”) served as our independent auditors for the year ended January 31, 2011 until MHM purchased the assets of KRMT on November 1, 2010 and the Audit Committee approved MHM as the Company’s independent registered accounting firm on November 8, 2010 (as more fully described below). Representatives from MHM are expected to be present at the meeting, will have the opportunity to make a statement if they desire to do so and are expected to be available to respond to appropriate inquiries.

Before making its recommendation to the Board of Directors for appointment of MHM, the Audit Committee carefully considered that firm’s qualifications as the Company’s independent registered public accounting firm, which included a review of MHM’s performance in the prior year, as well as its reputation for integrity and competence in the fields of accounting and auditing. The Audit Committee expressed its satisfaction with MHM in these respects.

The Company is asking its stockholders to ratify the selection of MHM as the Company’s independent registered public accounting firm. Although ratification is not required by our Bylaws or otherwise, the Board of Directors is submitting the selection of MHM to stockholders for ratification because the Company values its stockholders’ views on the Company’s independent registered public accounting firm and as a matter of good corporate practice. If ratification is not obtained, the Audit Committee intends to continue the engagement of MHM at least through the end of the 2012 fiscal year but will consider whether it is appropriate to select a different independent registered public accounting firm in the future. Even if the selection is ratified, the Audit Committee in its discretion may select a different independent registered public accounting firm at any time during the year if it determines that such a change would be in the best interests of the Company and its stockholders.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE RATIFICATION OF APPOINTMENT OF THE INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM, AS SET FORTH ABOVE.

Changes in Registrant’s Certifying Accountant

Previous Change of Registrant’s Certifying Accountant in Fiscal Year 2011

The information provided below was filed on Form 8-K with the SEC on November 10, 2010 and is included in this proxy statement to comply with the requirements of Item 304(a) of Regulation S-K and Item 9 of Schedule 14A.

The Company appointed MHM as the Company’s new auditor as approved by the Audit Committee of the Board of Directors on November 8, 2010.  The Company was notified that the shareholders of KRMT, the independent registered public accounting firm engaged by the Company on January 15, 2010, became shareholders of MHM pursuant to an asset purchase agreement effective November 1, 2010.  KRMT now operates under the name of Mayer Hoffman McCann P.C.

The Company has not consulted with MHM during the two most recent fiscal years or during any subsequent interim period prior to its appointment as the Company’s new auditor regarding either (i) the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on our consolidated financial statements, and neither a written report was provided to us nor oral advice was provided that MHM concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue; or (ii) any matter that was either the subject of disagreement (as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions) or a reportable event (within the meaning of Item 304(a)(1)(v) of Regulation S-K).

The audit reports of KRMT on the consolidated financial statements of the Company as of, and for the year ended January 31, 2010, did not contain an adverse opinion or a disclaimer of opinion, and were not qualified, or modified, as to uncertainty, audit scope or accounting principles.

In connection with the audits of the Company’s consolidated financial statements for each of the fiscal years ended January 31, 2010 and through November 8, 2010, there were (i) no disagreements between the Company and KRMT on any matters of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of KRMT, would have caused KRMT to make reference to the subject matter of the disagreement in their reports on the Company’s financial statements for such years, or for any reporting period, since the Company’s last fiscal year end and (ii) no reportable events within the meaning set forth in Item 304(a)(1)(v) of Regulation S-K.

We have furnished KRMT with a copy of the foregoing disclosures

Previous Change of Registrant’s Certifying Accountant in Fiscal Year 2010

The information provided below was filed on Form 8-K with the SEC on February 24, 2009 and is included in this proxy statement to comply with the requirements of Item 304(a) of Regulation S-K and Item 9 of Schedule 14A.

As described below, the Company dismissed McGladrey & Pullen, LLP (the “Former Auditor”) as its independent registered public accounting firm, effective as of February 18, 2009, and engaged Kirkland, Russ, Murphy & Tapp, P.A. (the “New Auditor”) as its new independent registered public accounting firm as of and for the year ended January 31, 2009.  As described in below, the change in independent registered public accounting firm is not the result of any disagreement with the Former Auditor.

 Previous Independent Accountants

(i) On February 18, 2009, the Company dismissed the Former Auditor as its independent registered public accounting firm effective on that date.

(ii) The report of the Former Auditor on the Company’s consolidated financial statements as of and for the year ended January 31, 2008, did not contain an adverse opinion or disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope, or accounting principles. The report of the Company’s consolidated financial statements as of and for the year ended January 31, 2007 was issued by Tedder, James, Worden & Associates, P.A., certain of whose partners merged with McGladrey & Pullen, LLP effective June 1, 2007, and did not contain any adverse opinion or disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope or accounting principles.

(iii) The Company’s Audit Committee made the decision to change independent accountants, acting under authority delegated to it by the Company’s Board of Directors and also recommended that the Board of Directors approve the change.  The Board of Directors also approved the change of the independent accountants.

(iv) During the two most recent fiscal years preceding and through the dismissal of the former auditor, there have been no disagreements with the Former Auditor on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of the Former Auditor, would have caused the Former Auditor to make reference to the subject matter of such disagreements in its reports on the financial statements for such years.

(v) During the Company’s two most recent fiscal years preceding and through February 18, 2009 there have been no “Reportable Events” (as defined in Regulation S-K, Item 304(a)(1)(v)), except as described below:

•
As set forth in Item 9A of the Annual Report on Form 10-K for the fiscal year ended January 31, 2008, the Company and the Former Auditor identified material weaknesses in internal controls over financial reporting and such item is incorporated herein by reference.  The Company has authorized the Former Auditor to respond fully to any inquiries by the New Auditor regarding the material weaknesses in internal controls set forth in the Annual Report on Form 10-K.

•
During the quarters ended May 2, 2008, August 31, 2008 and October 31, 2008, the material weaknesses noted above continued to exist as indicated in Item 4 of the interim filings. The Company authorized the Former Auditor to respond fully to any inquiries by the New Auditor regarding the material weaknesses in internal controls set forth in Item 4 of the interim filings

(vi) We have furnished the Former Auditor with a copy of the foregoing disclosures.

New Independent Accountants

On February 18, 2009, we engaged Kirkland, Russ, Murphy & Tapp, P.A. as our independent accountants for the year ended January 31, 2009.  The Audit Committee made the decision to engage the New Auditors acting under authority delegated to it by the Company’s Board of Directors and the Board of Directors approved the same.

The Company has not consulted with the New Auditor during the two most recent fiscal years or during any subsequent interim period prior to its appointment as New Auditor regarding either (i) the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on our consolidated financial statements, and neither a written report was provided to us nor oral advice was provided that the New Auditor concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue; or (ii) any matter that was either the subject of disagreement (as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions) or a reportable event (within the meaning of Item 304(a)(1)(v) of Regulation S-K).

We have furnished the New Auditor with a copy of the foregoing disclosures.

Fees for Audit and Other Related Services

The following table sets forth the aggregate fees billed to us for the years ended January 31, 2011 and 2010 for audit and other professional services.
	Fiscal Years,
	2011	2010
Audit Fees	$200,000	$204,000
Audit-Related Fees	17,000	30,000
Tax Fees	38,000	36,000
All Other Fees	—	—

Total Fees	$255,000	$270,000

The terms “Audit Fees,” “Audit-Related Fees,” “Tax Fees,” and “All Other Fees” in the above table, shall have the following meanings:

Audit Fees. Audit Fees, which were approximately $200,000 and $204,000 for fiscal years 2011 and 2010, respectively, are fees billed to us for professional services rendered for the audit of our annual financial statements and review of financial statements included in our Forms 10-Q, and services that are normally provided by our independent registered public accounting firm in connection with statutory and regulatory filings or engagements.

Audit-Related Fees. Audit-Related Fees, which were approximately $17,000 and $30,000 for fiscal years 2011 and 2010, respectively, are for the audit of our 401(k) plan and audit-related consents.

Tax Fees. Tax Fees, which were approximately $38,000 and $36,000 for fiscal years 2011 and 2010, respectively, are fees billed to us for professional services rendered for tax compliance, tax advice and tax planning.

All Other Fees. All Other Fees, which were approximately $0 and $0 for fiscal years 2011 and 2010, respectively, are fees billed to us for products and services provided to us not included in the foregoing categories.

The Audit Committee has considered whether the provision of the services identified under Audit-Related Fees, Tax Fees and All Other Fees is compatible with maintaining the independence of our principal accountants and have determined that the provision of such services is compatible with such accountants’ independence.

The engagement of our independent auditors and any non-audit services to be provided thereby shall be pre-approved by the Audit Committee or approved pursuant to policies and procedures established by the Audit Committee.  The Audit Committee has adopted a policy for pre-approval of audit and permitted non-audit services by Aerosonic’s independent registered public accounting firm. The Chairman of the Audit Committee has been designated by the Audit Committee to provide such pre-approvals. The Audit Committee approved all fees for non-audit services for fiscal year 2011, including all services provided in exchange for Audit-Related Fees, Tax Fees and All Other Fees, as such terms are described above.

AMENDMENT TO AEROSONIC CORPORATION 2004 STOCK INCENTIVE PLAN

Proposal No. 3.—To approve an amendment to the Aerosonic Corporation 2004 Stock Incentive Plan

We are asking the Company’s stockholders to approve an amendment to increase the number of authorized shares of common stock by 200,000 shares for issuance under the Aerosonic Corporation 2004 Stock Incentive Plan, as amended and restated on July 26, 2007, and as amended on July 13, 2009 (the “Plan”), from 550,000 shares to 750,000 shares of common stock. As of May 31, 2011, of the 550,000 shares of common stock currently authorized to be issued under the Plan, only 32,274 shares of common stock remain available for future awards under the Plan.

The Company has established the Plan in order to encourage and enable officers, other employees and non-employee directors of the Company and its subsidiaries to acquire a proprietary interest in the Company. The Board has determined that providing such persons with a direct stake in the Company’s welfare will promote and serve to assure a closer identification and alignment of their interests with those of the Company and its stockholders, thereby stimulating their efforts on the Company’s behalf and strengthening their desire to remain with the Company, and to assist in the recruitment of new employees. Accordingly, in order for the Company to issue future awards under the Plan, the Company must increase the number of shares of common stock that are authorized to be issued under the Plan.

Under the Plan, eligible persons may receive awards of (i) incentive stock options, as qualified under the Internal Revenue Code of 1986, as amended and any successor code, and the related rules, regulations and interpretations (the “Code”); (ii) stock options not so qualifying; (iii) stock appreciation rights (“SAR”); (iv) restricted stock; and (v) unrestricted stock.

The Plan was originally adopted by the Board and approved by the stockholders in 2004, it has a current expiration date of July 14, 2014, and can be earlier terminated or extended by an amendment to the Plan. The Company has no other employee benefit plan in effect that enables the participants to receive shares of the Company.

Summary of Plan

The principal features of the Plan, as proposed to be amended assuming stockholder approval, are summarized below. Appendix A to this proxy statement contains the full text of the Plan and the full text of the proposed amendment to the Plan (the “Amendment”).  On April 27, 2011, the Board approved the Amendment, subject to stockholder approval. The following summary of the principal features of the Plan and the Amendment is qualified in its entirety by reference to Appendix A to this proxy statement.

Administration. The Plan will be administered by a committee of the Board (the “Plan Committee”) that will consist of not less than three persons who qualify as “independent directors” under requirements of the NYSE Amex stock exchange (the “NYSE Amex”) or the comparable requirements of any other national securities exchange or automated quotation system on which the Company’s shares may be listed or quoted. Such persons also will qualify as non-employee directors under Rule 16b-3 of the Exchange Act and outside directors for purposes of Code Section162(m).

Eligibility. Awards may be granted under the Plan to officers, directors and employees of the Company and its subsidiaries, including non-employee directors of the Company and its subsidiaries. Incentive stock options may be granted only to employees of the Company and its subsidiaries. The Plan Committee, in its discretion, will select the employees and non-employee directors to whom awards may be granted, the time or times at which such awards are granted, and the terms of such awards.

Share Limitations. Presently the Plan provides that a maximum of 550,000 shares of the Company’s common stock may be issued under the Plan and that in no event may any participant be granted an award involving more than 200,000 shares of common stock in any calendar year. If the Amendment is approved by our stockholders, the maximum number of shares that may be issued under the Plan will be increased from 550,000 shares to 750,000 shares of common stock.

Section 162(m) Limitations. Section 162(m) of the Code generally disallows a tax deduction to public companies for “applicable employee remuneration” in excess of $1,000,000 paid to chief executive officers and to any of the other four most highly compensated officers (i.e., other than the chief executive officer). Certain performance-based compensation is specifically exempt from being included in “applicable employee remuneration” if it otherwise meets the requirements of Code Section 162(m). The Board expects that benefits under the Plan will be exempt from such limit, and it does not intend to exceed such limit in applicable employee remuneration during the ten-year period of the Plan.

Terms and Conditions of Options. Each option will be evidenced by a stock option agreement between the Company and the recipient of the option (the “Optionee”) and will be subject to the following additional terms and conditions:

(a) Exercise Price. The Plan Committee will determine the exercise price of options at the time the options will be granted. The exercise price of an “incentive stock option” (pursuant to the Code) may not be less than 100% of the “fair market value” of the Company’s stock on the date the option is granted. If an employee owns or is deemed to own (under the attribution rules of Section 424(d) of the Code) more than 10% of the combined voting power of all classes of stock of the Company or any subsidiary or parent corporation thereof and an incentive stock option is granted to such employee, the option price may not be less than 110% of the fair market value on the date of the grant. The Plan also provides price restrictions on “non-statutory stock options” (which are stock options that do not qualify under the Code as incentive stock options), so that the exercise price of a non-statutory stock option may not be less than 100% of the “fair market value” of the Company’s stock on the date the option is granted. The “fair market value” of the shares will be determined by the closing price per share on any particular date as reported by the NYSE Amex or such other registered national securities exchange on which the shares may be listed. If there is no trading on such date, the fair market value shall be determined by the closing price per share on the last preceding date on which the stock was traded. If the stock is not listed on any registered national securities exchange or quoted on NASDAQ, the fair market value of the stock will be determined in good faith by the Plan Committee.

(b) Exercise of Option; Form of Consideration; and Tax Withholding. The Plan Committee will determine when options become exercisable and in its discretion may accelerate the vesting of any outstanding option. No options that are intended to be incentive stock options can become first exercisable in any calendar year for shares of common stock having an aggregate fair market value (determined as of the date of grant) that exceeds $100,000. The means of payment for shares issued upon exercise of an option will be specified in each option agreement. The Plan permits payment to be made by (i) cash, check, wire transfer, (ii) delivery of other shares of common stock of the Company, (iii) broker assisted same-day sales, (iv) reducing the number of shares that may be issued under the option equal in value to the aggregate exercise price of the shares to which such exercise applies or (v) as otherwise determined by the Plan Committee. All required federal, state and local payroll taxes applicable to the value of any award under the Plan must be paid by the recipient at the time such value first becomes includable in the gross income of the recipient for federal income tax purposes.  Each holder of an incentive stock option must notify the Company in writing immediately after making a disqualifying disposition (as defined in Section 421(b) of the Code) of any stock purchased upon exercise of an incentive stock option.

(c) Term of Option. The term of each stock option shall be fixed by the Plan Committee, however, the term of an incentive stock option may be no more than 10 years after the date the option is granted, except that if an employee owns or is deemed to own (by reason of the attribution rules of Section 424(d) of the Code) more than 10% of the combined voting power of all classes of stock of the Company (or any subsidiary or parent corporation thereof), the term of an incentive stock option shall be no more than five years from the date of the grant.

(d) Termination of Employment (Incentive Stock Options). If an incentive stock optionee’s employment terminates for any reason (other than as described below), then all unvested options held by the Optionee under the Plan generally will terminate immediately upon the optionee’s termination of employment, unless otherwise determined by the Plan Committee.

(e) Death, Disability or Retirement Due to Age (Incentive Stock Options). Generally if an incentive stock optionee’s employment terminates as a result of the optionee’s death, then all vested incentive stock options may be exercised for one-year following the optionee’s death or, if earlier, until the expiration of the term of the option. Generally if an optionee’s employment terminates as a result of the optionee’s disability or retirement due to age, then the optionee may exercise all vested incentive stock options within one-year after the date of such disability or retirement, provided that no option may be exercised after the expiration of its term.

(f) Termination of Non-Statutory Stock Options.  Non-Statutory Stock Options contain such terms and conditions with respect to termination as the Plan Committee, in its discretion, may from time to time determine.

Restricted Stock Awards. The Plan Committee, in its discretion, may grant restricted or unrestricted stock awards to eligible persons under the Plan, entitling the recipient to acquire for a specified purchase price or as a direct award without a purchase price, shares subject, if applicable, to such restrictions and conditions as the Plan Committee may determine at the time of the grant, including, but not limited to, continued employment and/or achievement of pre-established performance goals and objectives.

Stock Appreciation Rights. The Plan Committee, in its discretion, may grant stock appreciation rights in addition to options and restricted and unrestricted stock. Each stock appreciation right will be evidenced by an agreement between the Company and the recipient of the SAR and will be subject to the following additional terms and conditions:

(a) Exercise Price. The Plan Committee will determine the exercise price of SARs at the time the SARs will be granted. The exercise price of the SAR will not be less than 100% of the “fair market value” of the Company stock on the date the SAR is granted. The “fair market value” of the shares will be determined by the closing price per share on any particular date as reported by the NYSE Amex or such other registered national securities exchange on which the shares may be listed. If there is no trading on such date, the fair market value shall be determined by the closing price per share on the last preceding date on which the stock was traded. If the stock is not listed on any registered national securities exchange or quoted on NASDAQ, the fair market value of the stock will be determined in good faith by the Plan Committee.

(b) Exercise of SAR. The Plan Committee will determine when a SAR becomes exercisable and in its discretion may accelerate the vesting of any outstanding SAR. The form of payment for the SAR upon exercise will be specified in each SAR agreement. The Plan will permit payment to be made by (i) cash, check, wire transfer, (ii) delivery of other shares of common stock of the Company that are not subject to restriction under any Company plan, or (iii) any combination of the foregoing methods of payment, as otherwise determined by the Plan Committee. All required federal, state and local payroll taxes applicable to the exercise of the SAR under the Plan must be paid by the recipient at the time such value first becomes includable in the gross income of the recipient for federal income tax purposes.

(c) Term of SAR. The term of each SAR shall be fixed by the Plan Committee, however, the term of a  SAR corresponding to an incentive stock option may be no more than 10 years after the date the SAR is granted, except that if an employee owns or is deemed to own (by reason of the attribution rules of Section 424(d) of the Code) more than 10% of the combined voting power of all classes of stock of the Company (or any subsidiary or parent corporation thereof), the term of a SAR corresponding to an incentive stock option shall be no more than five years from the date of the grant.

(d) Termination of Employment. If the employment of a holder of a SAR corresponding to an incentive stock option terminates for any reason (other than as described below), then all unvested SARs held by the holder under the Plan generally will terminate immediately upon the holder’s termination of employment, unless otherwise determined by the Plan Committee.

(e) Death, Disability or Retirement Due to Age. Generally, if the employment of a holder of a SAR corresponding to an incentive stock options terminates as a result of the holder’s death, then all vested SARs may be exercised for one-year following the holder’s death or, if earlier, until the expiration of the term of the SAR. Generally, if the employment of a holder of a SAR corresponding to an incentive stock option terminates as a result of the holder’s disability or retirement due to age, then the holder may exercise all vested SARs within one-year after the date of such disability or retirement, provided that no SAR may be exercised after the expiration of its term.

(f) Termination of SARs Not Corresponding to an Incentive Stock Option.  SARs not corresponding to an incentive stock option contain such terms and conditions with respect to termination as the Plan Committee, in its discretion, may from time to time determine.

(g) Tandem Awards. SARs may be granted alone or in tandem with stock options. However, no employee may be granted SARs that are related to incentive stock options which are first exercisable in any calendar year for shares of stock having an aggregate fair market value (determined as of the date the related option is granted) that exceeds $100,000. No tandem SAR may be exercisable or continue in existence after the expiration of the stock option to which it relates. A SAR granted in tandem with an option will provide that the SAR or option, as applicable, will expire unexercised to the extent the related award is exercised.

Amendments to the Plan. Any material amendment to this Plan shall be subject to approval by the Company’s stockholders. For these purposes, a material amendment would include, but not be limited to, the following: (a) any material increase in the number of shares to be issued under the Plan (other than to reflect a reorganization, stock split, merger, spin-off or similar transaction); (b) any material increase in benefits to participants not specifically provided in the Plan; (c) any material expansion of the class of eligible persons; and (d) any expansion in the types of options or awards provided under this Plan. The increase in the number of authorized shares available for issuance under the Plan and the extension of the duration of the Plan for five years are material changes that will require the approval of the Company’s stockholders.

Immediate Vesting Due to Change of Control. Each holder of an outstanding stock option, SAR or restricted stock award shall be entitled, upon exercise or vesting of such award, to receive, in lieu of shares of the Company’s stock, shares of such stock or other securities, cash or property (or consideration based upon shares of such stock or other securities, cash or property) as the holders of shares of stock received in connection with a “Change of Control,” which is defined by the Plan to include (i) the acquisition by a person of control of 50% or more of the combined voting securities of the Company, (ii) the merger or consolidation of the Company and any other entity where the voting securities of the Company prior to thereto do not represent more than 50% of the combined voting power of the voting securities of the Company or such surviving entity immediately after such merger or consolidation, or (iii) the stockholders of the Company approve a plan of complete liquidation of the Company or an agreement for the sale or disposition by the Company of all or substantially all of the Company’s assets.

Federal Income Tax Consequences. A participant will not recognize any income on the grant of a non-statutory option. On exercise, the participant recognizes as ordinary income the excess of the fair market value of the stock acquired over the exercise price. The participant’s tax basis in the stock is the amount paid for the stock plus any amounts included in income. Any gain or loss that a participant realizes on a subsequent disposition of the stock will be treated as long-term (or short-term) capital gain (or loss), depending on the length of time the participant held such shares. The amount of the gain (or loss) will equal the amount by which the amount received on the subsequent disposition exceeds (or is less than) the participant’s tax basis in the shares. The Company will be entitled to deduct any ordinary income the participant recognizes on exercise of the non-qualified option. The Company also will be required to withhold or obtain payment from the participant for all applicable income and employment tax withholdings.

Incentive stock options are entitled to special tax treatment. A participant will not recognize taxable income on the grant or exercise of an incentive stock option. A participant will recognize taxable income when he disposes of the shares. If the disposition occurs more than two years after the grant and one year after the exercise, the participant will recognize long-term capital gain (or loss) to the extent the amount received from the disposition exceeds (or is less than) the amount the participant paid for the stock. If the stock is disposed of before two years after the grant or one year after the exercise, the participant recognizes as ordinary income the excess of the fair market value on the date of exercise over the exercise price. Any additional gain in excess of the ordinary income recognized will be treated as long-term or short-term capital gain depending on the time the participant held the shares (long-term if the stock was held more than one year and short-term if held one year or less). If the amount received on the disposition is less than the fair market value of the stock on the date of exercise, the amount of ordinary income the participant recognizes will not exceed the excess of the amount received on disposition over the exercise price. If the amount received is less than the exercise price, the participant will recognize a capital loss (long-term if the stock is held more than one year and short-term if held one year or less). The Company will not be entitled to any deduction with respect to an incentive stock option except in the case where the participant disposes of the underlying stock within one year of exercise or two years after grant. In that case, the Company will be entitled to deduct the amount of ordinary income the participant recognizes.

A participant who receives a grant of restricted stock or unrestricted stock will recognize taxable income at the time the stock is transferable and no longer subject to a substantial risk of forfeiture. When the stock becomes either transferable or no longer subject to a risk of forfeiture, the participant will recognize as ordinary income the amount by which the fair market value of the stock at that time exceeds the amount, if any, the participant paid for the stock. The participant’s tax basis in the shares will be the amount included in income, and his holding period for tax purposes in the stock will begin when the stock is transferable or no longer subject to a substantial risk of forfeiture. Alternatively, the participant may elect to recognize ordinary income at the time the restricted stock is granted by making a Section 83(b) election within 30 days of the grant. In that case, the participant will recognize ordinary income equal to the amount by which the fair market value of the stock at the time of grant exceeds the amount, if any, the participant paid for the stock (even though the stock is still subject to risk of forfeiture). Then, there will not be any further tax consequences on account of the stock becoming transferable or non-forfeitable. If the participant makes such an election and subsequently forfeits the stock, the participant will not be able to deduct the amount he recognized as ordinary income. He will be entitled to a loss for the amount, if any, he paid for the stock. If the participant makes the Section 83(b) election, his holding period will begin on the date of grant. The Company will be entitled to deduct any ordinary income the participant recognizes on the grant or vesting of restricted or unrestricted stock. The Company will be required to withhold or obtain payment from the participant for applicable income and employment tax withholdings on that ordinary income.

A participant who receives a grant of a SAR will not recognize any taxable income at the time SARs are granted. Upon exercise of a SAR, the participant will recognize as ordinary income the amount of cash and the fair market value of any common stock he receives. The Company will be required to withhold or obtain payment from the participant for the amount of any applicable income and employment taxes. The Company will be entitled to deduct the amount of ordinary income the participant recognizes.

The foregoing is only a summary of various principal provisions of the Plan and certain U.S. federal income taxation consequences to recipients of awards and upon the Company with respect to the grant and exercise of awards under the Plan. It does not purport to be complete and does not discuss the tax consequences arising in the context of the employee’s death or other special circumstances or the income tax laws of any municipality, state or foreign country in which the employee’s income or gain may be taxable. Participants are advised to consult their own personal tax advisors on the tax consequences of awards under the Plan.

FURTHERMORE, ANY TAX ADVICE CONTAINED IN THIS DOCUMENT IS NOT INTENDED OR WRITTEN TO BE USED, AND CANNOT BE USED, FOR THE PURPOSE OF (I) AVOIDING ANY PENALTIES UNDER THE INTERNAL REVENUE CODE OR (II) PROMOTING, MARKETING OR RECOMMENDING TO ANOTHER PARTY ANY TRANSACTION(S) OR TAX-RELATED MATTER(S) ADDRESSED HEREIN.

Interest of Certain Persons in Matters to be Acted Upon. Pursuant to the Plan, each of the directors and executive officers, among others, is eligible to receive awards under the Plan. Participation in the Plan is at the discretion of the Plan Committee and, accordingly, future participation by directors, executive officers and other employees under this Plan is not determinable. The Board believes that it is important to the Company’s growth and long-term success to be able to continue to offer these incentives.

New Plan Benefits.  Officers, directors and employees who will participate in the Plan in the future, and the amounts of their awards, will be determined by the Plan Committee. As disclosed below under “Compensation of Directors,” each independent director receives an annual grant of shares of our common stock under the Plan, valued at $20,000, rounded to the next whole share. As to future awards, since the calculation of amount of shares that may be issued under the Plan to these independent directors depends on the price of the shares at that time, the amount of shares subject to these awards are not yet determinable. Also, as no additional determinations have yet been made, it is not possible to state the terms of any individual awards which may be issued under the Plan or respective amounts payable or allocable to any participants in the Plan, other than as provided in this summary.

Securities Authorized for Issuance under Equity Compensation Plans

Information regarding our equity compensation plan at January 31, 2011 is summarized as follows:

Plan category	(a) Number of securities to be issued upon exercise of outstanding options, warrants and rights	(b) Weighted average exercise price of outstanding warrants and rights	(c) Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a)) (1)
Equity compensation plans approved by security holders	320,200	$2.82	123,067
Equity compensation plans not approved by security holders	None	N/A	N/A
Total	320,200	$2.82	123,067

(1)
The number of securities remaining available for future issuance under equity compensation plans is correctly reported as 123,067 in this table. The Form 10-K for the fiscal year ended January 31, 2011 also included the table “Securities Authorized for Issuance under Equity Compensation Plans” but incorrectly reported a number of 229,800 in column (c).

Vote Required and Recommendation of Board of Directors.

The affirmative vote of a majority of the majority of the shares present in person or represented by proxy at the 2011 Annual Meeting of the Stockholders and entitled to vote on the proposal is required to approve the amendment of the Plan as described herein, provided that a quorum exists.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE APPROVAL OF THE AMENDMENT TO THE AEROSONIC CORPORATION 2004 STOCK INCENTIVE PLAN, AS PREVIOUSLY AMENDED AND RESTATED ON JULY 26, 2007, AND AS AMENDED ON JULY 13, 2009, AS SET FORTH ABOVE.

STOCKHOLDER PROPOSALS FOR 2012 PROXY STATEMENT

In accordance with Rule 14a-8 of the Securities Exchange Act of 1934, as amended, any stockholder proposals intended to be included in the proxy statement and presented at the 2012 Annual Meeting of Stockholders of the Company must be received by the Company no later than February 10, 2012. The proposal should be sent to our offices and be addressed to: Corporate Secretary, Aerosonic Corporation, 1212 N. Hercules Avenue, Clearwater, FL 33765. In addition, the Company has established an advance notice procedure with regard to certain matters, including stockholder proposals not included in the Company’s proxy statement, to be brought before an annual meeting of stockholders. In order to be considered for inclusion in the annual meeting to be held in 2012, stockholder proposals must be submitted to our Corporate Secretary at our offices at 1212 N. Hercules Avenue, Clearwater, FL 33765, not less than 90 days nor more than 120 days in advance of July 15, 2012. In addition, stockholder proposals must meet other applicable criteria set forth in our Bylaws in order to be considered at the 2012 annual meeting. The Board will review any stockholder proposals that are filed as required and will determine whether they meet applicable criteria for consideration at the 2012 annual meeting.

OTHER MATTERS

We have no information that any other matter will be brought before the meeting. If other matters are presented, it is the intention of the persons named in the accompanying form of proxy to vote the proxy in accordance with their best judgment, discretionary authority to do so being included in the proxy.

SOLICITATION AND EXPENSES

We will pay all costs associated with the solicitation of your proxy. In addition to the solicitation of proxies by mail, proxies may be solicited by our directors and officers, by personal interview, telephone, telegraph and mail. Brokerage houses, banks and other fiduciaries will be requested to forward the soliciting material to their principals and obtain authorization for the execution of proxies and will be reimbursed for their reasonable out-of-pocket expenses.

HOUSEHOLDING

“Householding” is a program, approved by the Securities and Exchange Commission (the “SEC”), which allows companies and intermediaries (e.g., brokers) to satisfy the delivery requirements for proxy statements and annual reports by delivering only one package of stockholder proxy material to any household at which two or more stockholders reside. If you and other residents at your mailing address own shares of our common stock in street name, your broker or bank may have notified you that your household will receive only one copy of our proxy materials. Once you have received notice from your broker that they will be “householding” materials to your address, “householding” will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in “householding” and would prefer to receive a separate proxy statement, or if you are receiving multiple copies of the proxy statement and wish to receive only one, please notify your broker if your shares are held in a brokerage account. If you hold shares of our common stock in your own name as a holder of record, “householding” will not apply to your shares.

We will deliver promptly upon written or oral request a separate copy of our annual report and/or proxy statement to a stockholder at a shared address to which a single copy of either document was delivered. For copies of either or both documents, stockholders should write to the Corporate Secretary, Aerosonic Corporation, 1212 North Hercules Avenue, Clearwater, Florida 33765 or call 727.461.3000.

May 31, 2011
Clearwater, Florida

1212 North Hercules Avenue
Clearwater, Florida 33765
727-461-3000 phone
727-447-5926 fax
www.aerosonic.com

APPENDIX A

AEROSONIC CORPORATION
2004 STOCK INCENTIVE PLAN
(As Amended and Restated on July 26, 2007)

SECTION 1. GENERAL PROVISIONS.

(a)       Establishment of Plan. Aerosonic Corporation, a Delaware corporation (the “Company”), previously established an equity incentive compensation plan to be known as the Aerosonic Corporation 2004 Stock Incentive Plan (the “Plan”). The Plan has been amended and restated on July 26, 2007, contingent on shareholder approval.

(b)       Purpose of the Plan. The purpose of the Plan is to encourage and enable officers, other employees and non-employee directors of the Company and its Subsidiaries to acquire a proprietary interest in the Company. It is anticipated that providing such persons with a direct stake in the Company’s welfare will assure a closer identification and alignment of their interests with those of the Company and its stockholders, thereby stimulating their efforts on the Company’s behalf and strengthening their desire to remain with the Company, and to assist in the recruitment of new employees.

(c)       Types of Awards. Awards under the Plan may be made to Eligible Persons in the form of: (i) Incentive Stock Options, (ii) Non-Statutory Stock Options, (iii) Stock Appreciation Rights, (iv) Restricted Stock, and (v) Unrestricted Stock, except that only employees of the Company (and not Non-Employee Directors) may receive Awards of Incentive Stock Options.

(d)       Effective Date and Term of the Plan. The amended and restated Plan shall be effective upon approval by the Company’s stockholders and shall continue in effect for five years from its original July 14, 2004 effective date (the “Effective Date”), unless earlier terminated or extended by an amendment to the Plan.

SECTION 2. DEFINITIONS.

The following terms shall be defined as set forth below:

(a)       “Award” or “Awards”, except where referring to a particular category of grant under the Plan, shall include Incentive Stock Options, Non-Statutory Stock Options, Stock Appreciation Rights, Restricted Stock Awards and Unrestricted Stock Awards.

(b)       “Award Agreement” means any written agreement, contract or other instrument or document evidencing any Award granted by the Committee hereunder.

(c)       “Board” means the Board of Directors of the Company.

(d)       “Cause” shall mean, with respect to any Award holder, a determination by the Company (including the Board) or any Subsidiary that the Holder’s employment or other relationship with the Company or any such Subsidiary should be terminated as a result of (i) a material breach by the Award holder of any agreement to which the Award holder and the Company (or any such Subsidiary) are parties, (ii) any act (other than retirement) or omission to act by the Award holder that may have a material and adverse effect on the business of the Company, such Subsidiary or any other Subsidiary or on the Award holder’s ability to perform services for the Company or any such Subsidiary, including, without limitation, the proven or admitted commission of any crime (other than an ordinary traffic violation), or (iii) any material misconduct or material neglect of duties by the Award holder in connection with the business or affairs of the Company or any such Subsidiary.

(e)       “Change of Control” shall have the meaning set forth in Section 14 hereof.

(f)       “Code” means the Internal Revenue Code of 1986, as amended, and any successor Code, and related rules, regulations and interpretations.

(g)       “Committee” shall have the meaning set forth in Section 3(a) hereof.

(h)       “Corresponding SARs” shall have the meaning set forth in Section 6 hereof.

(i)       “Disability” means the inability of an Eligible Person to perform substantially his or her duties and responsibilities to the Company or to any Subsidiary by reason of a physical or mental disability or infirmity (i) for a continuous period of one hundred eighty (180) days, or (ii) at such earlier time as the Eligible Person submits medical evidence satisfactory to the Committee that the Eligible Person has a physical or mental disability or infirmity that will likely prevent the Eligible Person from returning to the performance of the Eligible Person’s work duties for one hundred eighty (180) days or longer. The commencement date of such Disability shall be the last day of such one hundred eighty (180) days period or the day on which the Eligible Person submits such satisfactory medical evidence, as the case may be.

(j)       “Eligible Persons” shall have the meaning set forth in Section 5 hereof.

(k)       “Exchange Act” shall mean the Securities Exchange Act of 1934, as amended.

(l)       “Fair Market Value” on any given date means the closing price per share of the Stock on such date as reported by the American Stock Exchange or such other registered national securities exchange on which the Stock may be listed, or, if the Stock is not listed on such an exchange, as quoted on NASDAQ; provided, that, if there is no trading on such date, Fair Market Value shall be deemed to be the closing price per share on the last preceding date on which the Stock was traded. If the Stock is not listed on any registered national securities exchange or quoted on NASDAQ, the Fair Market Value of the Stock shall be determined in good faith by the Committee.

(m)       “Incentive Stock Options” means any Stock Options designated and qualified as “incentive stock options” as defined in Section 422 of the Code.

(n)       “Independent Director” means any director who meets the independence requirements of Section 121 of the American Stock Exchange Company Guide or the comparable requirements of any other national securities exchange or automated quotation system on which the Stock may be listed or quoted.

(o)       “Non-Employee Director” means any director who: (i) is not currently an officer of the Company or a Subsidiary, or otherwise currently employed by the Company or a Subsidiary, (ii) does not receive compensation, either directly or indirectly, from the Company or a Subsidiary, for services rendered as a consultant or in any capacity other than as a director, except for an amount that does not exceed the dollar amount for which disclosure would be required pursuant to Rule 404(a) of Regulation S-K promulgated by the SEC, (iii) does not possess an interest in any other transaction for which disclosure would be required pursuant to Rule 404(a) of Regulation S-K, and (iv) is not engaged in a business relationship for which disclosure would be required pursuant to Rule 404(b) of Regulation S-K.

(p)       “Non-Statutory Stock Options” mean any Stock Options that are not Incentive Stock Options.

(q)       “Normal Retirement” means retirement in good standing from active employment with the Company and its Subsidiaries in accordance with the retirement policies of the Company and its Subsidiaries then in effect.

(r)       “Outside Director” means any director who (i) is not an employee of the Company or of any “affiliated group,” as such term is defined in Section 1504(a) of the Code, (an “Affiliated Group Member”), (ii) is not a former employee of the Company or any Affiliated Group Member who is receiving compensation for prior services (other than benefits under a tax- qualified retirement plan) during the Company’s or any Affiliated Group Member’s taxable year, (iii) has not been an officer of the Company or any Affiliated Group Member and (iv) does not receive remuneration from the Company or any Affiliated Group Member, either directly or indirectly, in any capacity other than as a director. “Outside Director” status also shall be determined in accordance with Section 162(m) of the Code and the Treasury Regulations issued thereunder.

(s)       “Options” or “Stock Options” means any options to purchase shares of Stock granted pursuant to Section 6 hereof.

(t)       “Participants” means those persons selected from the Eligible Persons who have received Awards under the Plan.

(u)       “Restricted Stock” and “Restricted Stock Award” means Awards granted pursuant to Section 7 hereof.

(v)       “SEC” means the Securities and Exchange Commission or any successor authority.

(w)       “Stock” means the Company’s common stock, $0.40 par value per share, which is subject to adjustments pursuant to Section 4 hereof.

(x)       “Stock Appreciation Rights” or “SARs” means any stock appreciation rights that entitle the holder to receive cash or Stock equal to the increase in the Fair Market Value of the Stock underlying the stock appreciation rights during a stated period specified by the Committee. References to SARs include both SARs that are granted in relation to particular Options and can be exercised only upon the surrender to the Company, unexercised, of that portion of the Options to which the exercised SARs relate and SARs granted independently of Options, unless the context requires otherwise. Notwithstanding the foregoing, no holder may be entitled to receive under a SAR an amount greater than the excess of the Fair Market Value of the Stock on exercise of the SAR over such Fair Market Value on the date of the grant.

(y)       “Subsidiary” or “Subsidiaries” means any corporation of which 50% or more of the total combined voting power of all classes of its capital stock is owned by the Company directly or indirectly through one or more other Subsidiaries.

(z)       “Unrestricted Stock Awards” mean Awards granted pursuant to Section 8 hereof.

SECTION 3. ADMINISTRATION OF PLAN; COMMITTEE’S AUTHORITY TO SELECT PARTICIPANTS AND DETERMINE AWARDS.

(a)       Committee. The Plan shall be administered by a committee of the Board (the “Committee”) consisting of not less than three (3) persons each of whom qualifies as an Independent Director, an Outside Director and a Non-Employee Director, but the authority and validity of any act taken or not taken by the Committee shall not be affected if any person administering the Plan is not an Independent Director, an Outside Director, or a Non-Employee Director. The members of the Committee shall be appointed originally, and as vacancies occur, by the Board, to serve at the pleasure of the Board. Except for those powers as specifically reserved to the Board under the terms of the Plan, the Committee shall have full and final authority to operate, manage and administer the Plan on behalf of the Company.

(b)       Powers of Committee. The Plan shall be administered in accordance with the requirements of Section 162(m) of the Code (but only to the extent necessary and desirable to maintain qualification of Awards under the Plan under Section 162(m) of the Code) and, to the extent applicable, Rule 16b-3 under the Exchange Act (“Rule 16b-3”), by the Committee or, if necessary to so qualify the Awards, by the Board. The Committee shall have the power and authority to grant and modify Awards consistent with the terms of the Plan, including the power and authority:

(i)        to select the persons to whom Awards may from time to time be granted (“Participants”);

(ii)      to determine the time or times of grant, and the extent, if any, of Incentive Stock Options, Non-Statutory Stock Options, Stock Appreciation Rights, Restricted Stock and Unrestricted Stock, or any combination of the foregoing, granted to any one or more Participants;

(iii)     to determine the number of shares to be covered by any Award;

(iv)      to determine and modify the terms and conditions, including restrictions, not inconsistent with the terms of the Plan, of any Award, which terms and conditions may differ among individual Awards and Participants, and to approve the form of written instruments evidencing the Awards; provided, however, that no such action shall adversely affect rights under any outstanding Award without the Participant’s consent; to accelerate the exercisability or vesting of all or any portion of any Award;

(v)       to extend the period in which any outstanding Stock Option or Stock Appreciation Right may be exercised;

(vi)      to allow Participants to satisfy withholding tax amounts by electing to have the Company withhold from the shares of Stock to be issued upon exercise of a Nonstatutory Stock Option or vesting of an Award that number of shares of Stock having a Fair Market Value equal to the amount required to be withheld. The Fair Market Value of the shares of Stock to be withheld shall be determined in such manner and on such date that the Committee shall determine or, in the absence of provision otherwise, on the date that the amount of tax to be withheld is to be determined. All elections by a Participant to have shares of Stock withheld for this purpose shall be made in such form and under such conditions as the Board may provide;

(vii)    to provide, either at the time an Award is granted or by subsequent action, that an Award shall contain as a term thereof, a right, either in tandem with the other rights under the Award or as an alternative thereto, of the Participant to receive, without payment to the Company, a number of shares of Stock, cash or a combination thereof, the amount of which is determined by reference to the value of the Award;

(viii)   to adopt, alter and repeal such rules, guidelines and practices for administration of the Plan and for its own acts and proceedings as it shall deem advisable; to interpret the terms and provisions of the Plan and any Award (including related written instruments); to make all determinations it deems advisable for the administration of the Plan; to decide all disputes arising in connection with the Plan; and to otherwise supervise the administration of the Plan. The Committee may delegate to one or more individuals the day-to -day administration of the Plan. Such delegation may be revoked at any time.

A majority of the members of the Committee may determine its actions and fix the time and place of its meetings.

All decisions and interpretations of the Committee shall be binding on all persons, including the Company and Plan Participants. No member or former member of the Committee or the Board shall be liable for any action or determination made in good faith with respect to this Plan.

SECTION 4. STOCK TO BE ISSUED UNDER THE PLAN; MERGERS; SUBSTITUTION.

(a)       Shares Issuable. The maximum number of shares of Stock which may be issued in respect of Awards granted under the Plan, subject to adjustment upon changes in capitalization of the Company as provided in this Section 3, shall be 400,000 shares. For purposes of this limitation, the shares of Stock underlying any Awards which are forfeited, cancelled, reacquired by the Company or otherwise terminated (other than by exercise), shares that are tendered in payment of the exercise price of any Award and shares that are tendered or withheld for tax withholding obligations shall be added back to the shares of Stock with respect to which Awards may be granted under the Plan. Shares issued under the Plan may be authorized but unissued shares or shares reacquired by the Company.

(b)       Limitation on Awards. In no event may any Plan Participant be granted Awards with respect to more than 200,000 shares of Stock in any calendar year. The number of shares of Stock relating to an Award granted to a Plan Participant in a calendar year that is subsequently forfeited, cancelled or otherwise terminated shall continue to count toward the foregoing limitation in such calendar year. In addition, if the exercise price of an Award is subsequently reduced, the transaction shall be deemed a cancellation of the original Award and the grant of a new one so that both transactions shall count toward the maximum shares issuable in the calendar year of each respective transaction.

(c)       Stock Dividends, Mergers etc. In the event that after approval of the Plan by the stockholders of the Company in accordance with Section 16, the Company effects a stock dividend, stock split or similar change in capitalization affecting the Stock, the Committee shall make appropriate adjustments in (i) the number and kind of shares of stock or securities with respect to which Awards may thereafter be granted (including without limitation the limitations set forth in Sections 4(a) and (b) above), (ii) the number and kind of shares remaining subject to outstanding Awards, and (iii) the option or purchase price in respect of such shares. In the event of any merger, consolidation, dissolution or liquidation of the Company, the Committee in its sole discretion may, as to any outstanding Awards, make such substitution or adjustment in the aggregate number of shares reserved for issuance under the Plan and in the number and purchase price (if any) of shares subject to such Awards as it may determine and as may be permitted by the terms of such transaction, or accelerate, amend or terminate such Awards upon such terms and conditions as it shall provide (which, in the case of the termination of the vested portion of any Award, shall require payment or other consideration which the Committee deems equitable in the circumstances), subject, however, to the provisions of Section 14. Notwithstanding any of the foregoing, in no event may any change be made to an Incentive Stock Option which would constitute a modification within the meaning of Section 424(h) (3) of the Code or any Award that would cause the Award to not be exempt from, or out of compliance with, Section 409A of the Code.

(d)       Substitute Awards. The Committee may grant Awards under the Plan in substitution for stock and stock based awards held by employees of another corporation who concurrently become employees of the Company or a Subsidiary as the result of a merger or consolidation of the employing corporation with the Company or a Subsidiary or the acquisition by the Company or a Subsidiary of property or stock of the employing corporation. The Committee may direct that the substitute awards be granted on such terms and conditions as the Committee considers appropriate in the circumstances.

SECTION 5. ELIGIBILITY.

Awards may be granted to officers, directors (including Non-Employee Directors) and employees of the Company and it’s Subsidiaries (“Eligible Persons”).

SECTION 6. STOCK OPTIONS AND STOCK APPRECIATION RIGHTS.

The Committee may grant to Eligible Persons Options to purchase Stock (“Stock Options”) and Stock Appreciation Rights (“SARs”).

Any Stock Options or SARs granted under the Plan shall be in such form as the Committee may from time to time approve but in all events shall designate the Eligible Person to whom the Award is granted and the number of shares of Stock covered by the Award.

Stock Options granted under the Plan may be either Incentive Stock Options (subject to compliance with applicable law) or Non-Statutory Stock Options. Unless otherwise so designated, an Option shall be a Non-Statutory Stock Option. To the extent that any Option does not qualify as an Incentive Stock Option, it shall constitute a Non-Statutory Stock Option.

SARs may be granted under the Plan in relation to a particular Stock Option such that the SARs or related Options can only be exercised upon the surrender to the Company, unexercised, of that portion of the related Award to which the Award being exercised relates (“Corresponding SARs”) or granted independently of Stock Options.

No Incentive Stock Option or SAR granted in relation to an Incentive Stock Option shall be granted under the Plan after the tenth anniversary of the date of adoption of the Plan by the Board.

The Committee in its discretion may determine the effective date of Stock Options and SARs, provided, however, that grants of Incentive Stock Options and Corresponding SARs shall be made only to persons who are, on the effective date of the grant, employees of the Company or a Subsidiary. Stock Options and SARs granted pursuant to this Section 6 shall contain such additional terms and conditions, not inconsistent with the terms of the Plan, as the Committee shall deem desirable. In addition, Incentive Stock Options and Corresponding SARs shall contain such other provisions as may be necessary to meet the requirements of the Code and the rulings and regulations issued thereunder with respect to Incentive Stock Options.

(a)       Exercise Price. The exercise price per share for the Stock covered by a Stock Option granted pursuant to this Section 6 shall be determined by the Committee at the time of grant but shall not be less than one hundred percent (100%) of Fair Market Value on the date of grant. If an employee owns or is deemed to own (by reason of the attribution rules applicable under Section 424(d) of the Code) more than ten percent (10%) of the combined voting power of all classes of stock of the Company or any subsidiary or parent corporation and an Incentive Stock Option is granted to such employee, the option price shall be not less than one hundred ten percent (110%) of Fair Market Value on the date of grant.

(b)       Term. The term of each Stock Option or SAR shall be fixed by the Committee, but no Incentive Stock Option or Corresponding SAR shall be exercisable more than ten (10) years after the date of grant. If an employee owns or is deemed to own (by reason of the attribution rules of Section 424(d) of the Code) more than ten percent (10%) of the combined voting power of all classes of stock of the Company or any subsidiary or parent corporation and an Incentive Stock Option (with or without a Corresponding SAR) is granted to such employee, the term of such award shall be no more than five (5) years from the date of grant.

(c)       Exercise Rights; Rights of a Stockholder. Stock Options and SAR shall become vested and exercisable at such time or times, whether or not in installments, as shall be determined by the Committee. The Committee may at any time accelerate the exercisability of all or any portion of any Stock Option or SAR. A Participant shall have the rights of a stockholder only as to shares acquired upon the exercise of a Stock Option or SAR and not as to unexercised Stock Options or SARs.

(d)       Method of Exercise. Stock Options and SARs may be exercised in whole or in part, by delivering written notice of exercise to the Company, specifying the number of shares with respect to which the Award is being exercised. Payment of the exercise price for Options may be made by delivery of cash or bank check or other instrument acceptable to the Committee in an amount equal to the exercise price of such Options, or, to the extent provided in the applicable Award Agreement, by one or more of the following methods:

(i)        by delivery to the Company of shares of Stock of the Company that either have been purchased by the Participant on the open market, or shares of Stock that have been beneficially owned by the Participant for a period of at least six months (or such other period as established from time to time by the Committee in order to avoid adverse accounting treatment applying generally accepted accounting principles) and are not then subject to restriction under any Company plan (“Mature Shares”); and such surrendered shares have a Fair Market Value equal in amount to the exercise price of the Options being exercised;

(ii)        as long as the Stock is registered under the Exchange Act at such time, by delivery to the Company of a properly executed exercise notice along with irrevocable instructions to a broker to deliver promptly to the Company cash or a check payable and acceptable to the Company for the purchase price; provided that in the event that the Participant chooses to pay the purchase price as so provided, the Participant and the broker shall comply with such procedures and enter into such agreements of indemnity and other agreements as the Committee shall prescribe as a condition of such payment procedure; (This method of exercise shall include, in the case of a Participant who is an executive officer of the Company, such procedures and agreements as the Committee deems appropriate in order to avoid any extension of credit in the form of a personal loan to such officer. Furthermore, the Company need not act upon such exercise notice until the Company receives full payment of the exercise price.) by reducing the number of Award shares otherwise issuable to the Participant upon exercise of the Award by a number of shares of Stock having a Fair Market Value equal to such aggregate exercise price; provided, however, that the Participant otherwise holds an equal number of Mature Shares;

(iii)        by any combination of such methods of payment; or

(iv)        as otherwise determined by the Committee.

The delivery of certificates representing shares of Stock to be purchased pursuant to the exercise of a Stock Option will be contingent upon receipt by the Company from the Participant (or a purchaser acting in his stead in accordance with the provisions of the Stock Option) of the full purchase price for such shares and the fulfillment of any other requirements contained in the Award Agreement for the Option or imposed by applicable law.

(e)       Non-transferability of Options. Except as the Committee may provide with respect to a Non-Statutory Stock Option or a SAR other than a Corresponding SAR granted in relation to an Incentive Stock Option, no Stock Option or SAR shall be transferable other than by will or by the laws of descent and distribution and all Stock Options and SARs shall be exercisable, during the Participant’s lifetime, only by the Participant.

(f)       Annual Limit on Incentive Stock Options. Notwithstanding the designation “Incentive Stock Option” in an Award Agreement, if and to the extent that the aggregate Fair Market Value of the shares of Stock with respect to which Incentive Stock Options or Corresponding SARs granted in relation to Incentive Stock Options are exercisable for the first time by the Participant during any calendar year (under all plans of the Company and any of its Subsidiaries) exceeds $100,000, such Options shall be treated as Non-Statutory Stock Options with respect to the number of shares of Stock that exceed the limit. For purposes of this Section 6(f), Incentive Stock Options and Corresponding SARs shall be taken into account in the order in which they were granted, and the Fair Market Value of the shares of Stock shall be determined as of the date of grant.

SECTION 7. RESTRICTED STOCK AWARDS.

(a)       Nature of Restricted Stock Award. The Committee in its discretion may grant Restricted Stock Awards to any Eligible Person, entitling the recipient to acquire, for such purchase price, if any, as may be determined by the Committee, shares of Stock subject to such restrictions and conditions as the Committee may determine at the time of grant (“Restricted Stock”), including continued employment and/or achievement of pre-established performance goals and objectives. Certain shares of Restricted Stock granted under this Section may, at the discretion of the Committee, be granted to a Participant in a manner which is intended to be “performance-based compensation” within the meaning of Code 162(m). Any such awards designated to be “performance-based compensation” shall be conditioned on the achievement of one or more performance measures, to the extent required by Code Section 162(m).

(b)       Acceptance of Award. A Participant who is granted a Restricted Stock Award shall have no rights with respect to such Award unless the Participant shall have accepted the Award within sixty (60) days (or such shorter date as the Committee may specify) following the award date by making payment to the Company of the specified purchase price, if any, of the shares covered by the Award and by executing and delivering to the Company a written instrument that sets forth the terms and conditions applicable to the Restricted Stock in such form as the Committee shall determine.

(c)       Rights as a Stockholder. Upon complying with Section 7(b) above, a Participant shall have all the rights of a stockholder with respect to the Restricted Stock, including voting and dividend rights, subject to non-transferability restrictions and Company repurchase or forfeiture rights described in this Section 7 and subject to such other conditions contained in the written instrument evidencing the Restricted Stock Award. Unless the Committee shall otherwise determine, certificates evidencing shares of Restricted Stock shall remain in the possession of the Company until such shares are vested as provided in Section 7(e) below.

(d)       Restrictions. Shares of Restricted Stock may not be sold, assigned, transferred, pledged or otherwise encumbered or disposed of except as specifically provided herein. In the event of termination of employment of a Participant by the Company or its Subsidiaries for any reason (including death, Disability, Normal Retirement and for Cause), the Company shall have the right, at the discretion of the Committee, to repurchase the Participant’s shares of Restricted Stock which have not then vested at their purchase price, or to require forfeiture of such shares to the Company if acquired at no cost, from the Participant or the Participant’s legal representative. The Company must exercise such right of repurchase or forfeiture within ninety (90) days following such termination of employment (unless otherwise specified in the written instrument evidencing the Restricted Stock Award).

(e)       Vesting of Restricted Stock. The Committee at the time of grant shall specify the date or dates and/or the attainment of pre-established performance goals, objectives and other conditions on which the non-transferability of the Restricted Stock and the Company’s right of repurchase or forfeiture shall lapse. Subsequent to such date or dates and/or the attainment of such pre-established performance goals, objectives and other conditions, the shares on which all restrictions have lapsed shall no longer be Restricted Stock and shall be deemed “vested.” The Committee at any time may accelerate such date or dates and otherwise waive or, subject to Section 12 hereof, amend any conditions of the Award.

(f)       Waiver, Deferral and Reinvestment of Dividends. The written instrument evidencing the Restricted Stock Award may require or permit the immediate payment, waiver, deferral or investment of dividends paid on the Restricted Stock.

SECTION 8. UNRESTRICTED STOCK AWARDS.

(a)       Grant or Sale of Unrestricted Stock. The Committee in its discretion may grant or sell to any Eligible Person shares of Stock free of any restrictions under the Plan (“Unrestricted Stock”) at a purchase price determined by the Committee. Shares of Unrestricted Stock may be granted or sold as described in the preceding sentence in respect of past services or other valid consideration.

(b)       Restrictions on Transfers. The right to receive unrestricted Stock may not be sold, assigned, transferred, pledged or otherwise encumbered, other than by will or the laws of descent and distribution.

SECTION 9. TERMINATION OF STOCK OPTIONS AND SARs.

(a)        Incentive Stock Options and Corresponding SARs.

(i)       Termination by Death. If any Participant’s employment by the Company and its Subsidiaries terminates by reason of death, any Incentive Stock Option and Corresponding SAR owned by such Participant may thereafter be exercised to the extent exercisable at the date of death, by the legal representative or legatee of the Participant, for a period of one year (or such longer period as the Committee shall specify at any time) from the date of death, or until the expiration of the stated term of the Award, if earlier.

(ii)       Termination by Reason of Disability or Normal Retirement.

(A)        Any Incentive Stock Option and Corresponding SAR held by a Participant whose employment by the Company and its Subsidiaries has terminated by reason of Disability may thereafter be exercised, to the extent it was exercisable at the time of such termination, for a period of one year (or such longer period as the Committee shall specify at any time) from the date of such termination of employment, or until the expiration of the stated term of the Award, if earlier.

(B)        Any Incentive Stock Option and Corresponding SAR held by a Participant whose employment by the Company and its Subsidiaries has terminated by reason of Normal Retirement may thereafter be exercised, to the extent it was exercisable at the time of such termination, for a period of one year (or such longer period as the Committee shall specify at any time) from the date of such termination of employment, or until the expiration of the stated term of the Option, if earlier.

(C)        The Committee shall have sole authority and discretion to determine whether a Participant’s employment has been terminated by reason of Disability or Normal Retirement.

(iii)       Termination for Cause. If any Participant’s employment by the Company and its Subsidiaries has been terminated for Cause, any Incentive Stock Option and Corresponding SAR held by such Participant shall immediately terminate and be of no further force and effect; provided, however, that the Committee may, in its sole discretion, provide that such Award can be exercised, to the extent it was exercisable at the time of such termination, for a period of up to thirty (30) days (or such longer period as the Committee shall specify at any time) from the date of termination of employment, or until the expiration of the stated term of the Award, if earlier.

(iv)       Other Termination. Unless otherwise determined by the Committee, if a Participant’s employment by the Company and its Subsidiaries terminates for any reason other than death, Disability, Normal Retirement or for Cause, any Incentive Stock Option and Corresponding SAR held by such Participant shall immediately terminate and be of no further force and effect; provided, however, that the Committee may, in its sole discretion, provide that such Award can be exercised, to the extent it was exercisable on the date of termination of employment, for a period of up to thirty (30) days (or such other period as the Committee shall specify at any time) from the date of termination of employment, or until the expiration of the stated term of the Award, if earlier.

(b)       Non-Statutory Stock Options and SARs. Any Non-Statutory Stock Option or SAR other than a Corresponding SAR granted in relation to an Incentive Stock Option granted under the Plan shall contain such terms and conditions with respect to its termination as the Committee, in its discretion, may from time to time determine.

SECTION 10. TAX WITHHOLDING.

(a)      Payment by Participant. Each Participant shall, no later than the date as of which the value of an Award or of any Stock or other amounts received thereunder first becomes includable in the gross income of the Participant for federal income tax purposes, pay to the Company, or make arrangements satisfactory to the Committee regarding payment of any federal, state, local and payroll taxes of any kind required by law to be withheld with respect to such income. The Company and its Subsidiaries shall, to the extent permitted by law, have the right to deduct any such taxes from any payment of any kind otherwise due to the Participant.

(b)       Payment in Shares. A Participant may elect, with the consent of the Committee, to have such tax withholding obligation satisfied, m whole or in part, by (i) authorizing the Company to withhold from shares of Stock to be issued pursuant to an Award a number of shares with an aggregate Fair Market Value (as of the date the withholding is effected) that would satisfy the minimum withholding amount due with respect to such Award, or (ii) delivering to the Company a number of Mature Shares with an aggregate Fair Market Value (as of the date the withholding is effected) that would satisfy the minimum withholding amount due.

(c)       Notice of Disqualifying Disposition. Each holder of an Incentive Option shall agree to notify the Company in writing immediately after making a disqualifying disposition (as defined in Section 421(b) of the Code) of any Stock purchased upon exercise of an Incentive Stock Option.

SECTION 11. TRANSFER AND LEAVE OF ABSENCE.

For purposes of the Plan, the following events shall not be deemed a termination of employment:

(a)       a transfer to the employment of the Company from a Subsidiary to the Company or from the Company to a Subsidiary, or from one Subsidiary to another;

(b)       an approved leave of absence for military service or sickness, or for any other purpose approved by the Company, if the employee’s right to re-employment is guaranteed either by a statute or by contract or under the policy pursuant to which the leave of absence was granted or if the Committee otherwise so provides in writing.

SECTION 12. AMENDMENTS AND TERMINATION.

The Board may at any time amend or discontinue the Plan and the Committee may at any time amend or cancel any outstanding Award (or provide substitute Awards at the same or reduced exercise or purchase price or with no exercise or purchase price, but such price, if any, must satisfy the requirements which would apply to the substitute or amended Award if it were then initially granted under this Plan) for the purpose of satisfying changes in law or for any other lawful purpose, but no such action shall adversely affect rights under any outstanding Award or result in a loss of exemption from or noncompliance with the rules of Section 409A of the Code, without the holder’s consent.

Notwithstanding the above, any material amendment to this Plan shall be subject to approval by the Company’s stockholders. For these purposes, a material amendment would include, but not be limited to, the following: (a) any material increase in the number of shares to be issued under the Plan (other than to reflect a reorganization, stock split, merger, spin-off or similar transaction); (b) any material increase in benefits to Participants not specifically provided herein; (c) any material expansion of the class of Eligible Persons; and (d) any expansion in the types of Options or Awards provided under this Plan.

This Plan shall terminate as of the fifth anniversary of its Effective Date. The Board may terminate this Plan at any earlier time for any reason. No Award may be granted after the Plan has been terminated. No Award granted while this Plan is in effect shall be altered or impaired by termination of this Plan, except upon the consent of the holder of such Award. The power of the Committee to construe and interpret this Plan and the Awards granted prior to the termination of this Plan shall continue after such termination.

SECTION 13. STATUS OF PLAN.

With respect to the portion of any Award which has not been exercised and any payments in cash, Stock or other consideration not received by a Participant, a Participant shall have no rights greater than those of a general creditor of the Company unless the Committee shall otherwise expressly determine in connection with any Award or Awards. In its sole discretion, the Committee may authorize the creation of trusts or other arrangements to meet the Company’s obligations to deliver Stock or make payments with respect to Awards hereunder, provided that the existence of such trusts or other arrangements is consistent with the provision of the foregoing sentence.

SECTION 14. CHANGE OF CONTROL PROVISIONS.

(a)        Upon the occurrence of Change Control as defined in this Section :

(i)        each holder of an outstanding Stock Option, SAR or Restricted Stock Award shall be entitled, upon exercise or vesting of such Award, to receive, in lieu of shares of Stock, shares of such stock or other securities, cash or property (or consideration based upon shares of such stock or other securities, cash or property) as the holders of shares of Stock received in connection with the Change of Control; and

(ii)       the time for the exercise of each unexercised and unexpired Stock Option or SAR or the time for vesting of each unexpired Restricted Stock Award shall be accelerated, and all conditions and restrictions then in effect shall be waived, effective upon the effective date of such Change of Control.

(b)        “Change of Control” shall mean the occurrence of any one of the following events:

(i)        any “person” (as such term is used in Sections 13(d) and 14(d)(2) of the Exchange Act) becomes, after the Effective Date of this Plan, a “beneficial owner” (as such term is defined in Rule 13d-3 promulgated under the Exchange Act) (other than the Company, any trustee or other fiduciary holding securities under an employee benefit plan of the Company, or any corporation owned, directly or indirectly, by the stockholders of the Company in substantially the same proportions as their ownership of stock of the Company), directly or indirectly, of securities of the Company representing fifty percent (50%) or more of the combined voting power of the Company’s then outstanding securities; or

(ii)      the stockholders of the Company approve a merger or consolidation of the Company with any other corporation or other entity, other than a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity) more than fifty percent (50%) of the combined voting power of the voting securities of the Company or such surviving entity outstanding immediately after such merger or consolidation; or

(iii)     the stockholders of the Company approve a plan of complete liquidation of the Company or an agreement for the sale or disposition by the Company of all or substantially all of the Company’s assets.

SECTION 15. GENERAL PROVISIONS.

(a)       No Distribution; Compliance with Legal Requirements. No Award granted hereunder shall be construed as an offer to sell securities of the Company, and no such offer shall be outstanding, unless and until the Committee in its sole discretion has determined that any such offer, if made, would comply with the applicable requirements of the U.S. federal securities laws and any other laws to which such offer, if made, would be subject. The Committee may require each person acquiring shares pursuant to an Award to represent to and agree with the Company in writing that such person is acquiring the shares without a view to distribution thereof. No shares of Stock shall be issued pursuant to an Award until all applicable securities laws and other legal and stock exchange requirements have been satisfied. The Committee may require the placing of such stop orders and restrictive legends on certificates for Stock and Awards as it deems appropriate.

(b)       Delivery of Stock Certificates. Delivery of stock certificates to Participants under this Plan shall be deemed effected for all purposes when the Company or a stock transfer agent of the Company shall have delivered such certificates in the United States mail, addressed to the Participant, at the Participant’s last known address on file with the Company.

(c)       Other Compensation Arrangements; No Employment Rights. Nothing contained in this Plan shall prevent the Board from adopting other or additional compensation arrangements, including trusts, subject to stockholder approval if such approval is required, and such arrangements may be either generally applicable or applicable only in specific cases. The adoption of the Plan or any Award under the Plan does not confer upon any employee any right to continued employment with the Company or any Subsidiary or limit in any way the right of the Company or any Subsidiary to terminate an Employee’s employment or Optionee’s service, at any time, with or without cause.

(d)        Any Award shall contain a provision that it may not be exercised at a time when the exercise thereof of the issuance of shares there under would constitute a violation of any federal or state law or listing requirements of the American Stock Exchange for such shares.

(e)        If any provision of the Plan is or becomes or is deemed invalid, illegal or unenforceable in any jurisdiction, or would disqualify the Plan or any Award under any law deemed applicable by the Committee, such provision shall be construed or deemed amended to conform to applicable laws or if it cannot be construed or deemed amended without, in the determination of the Committee, materially altering the intent of the Plan, it shall be stricken and the remainder of the Plan shall remain in full force and effect.

(f)        With respect to Participants subject to Section 16 of the Exchange Act (“Insiders”) who receive Stock Options, transactions under the Plan are intended to comply with all applicable conditions of Rule 16b-3 or its successors under the Exchange Act. To the extent that compliance with any Plan provision applicable solely to such Insiders that is included solely for the purposes of complying with Rule 16b-3 is not required in order to bring at transaction by such Insiders in compliance with Rule 16b-3, it shall be deemed null and void as to such transaction, to the extent permitted by law and deemed advisable by the Committee. To the extent any provision in the Plan or action by the Committee involving such Insiders is deemed not be comply with an applicable condition of Rule 16b-3, it shall be deemed null and void as to such Insiders to the extent permitted by law and deemed advisable by the Committee.

SECTION 16. EFFECTIVE DATE OF PLAN.

This Plan shall become effective upon approval by the Company’s stockholders at the Company’s next annual meeting of stockholders or at a special meeting of stockholders to consider the Plan. This Plan shall be submitted to the stockholders of the Company for approval no later than 12 months after its adoption by the Board. Awards granted under the Plan before this amendment and restatement shall continue to be administered under this Plan, except that the terms of Awards granted before this amendment and restatement shall continue as before this amendment and restatement and shall not be changed or amended to the extent changes in this Plan differ from the terms of those previous Awards. If the Plan does not become effective upon approval by the Company’s stockholders, the amended and restated Plan shall be null and void and the Plan shall continue pursuant to its terms before this amendment and restatement.

SECTION 17. GOVERNING LAW.

This Plan shall be governed by, and construed and enforced in accordance with, the substantive laws of the State of Florida without regard to its principles of conflicts of laws and any and all disputes between an optionee and the Company or a Subsidiary relating to an award shall be brought only in a state or federal court of competent jurisdiction sitting in Pinellas County or Hillsborough County, Florida.

SECTION 18. DEFERRED COMPENSATION PROVISIONS.

Except as is otherwise specifically provided by the Committee, Awards under the plan are intended to be exempt from the applicable requirements of Section 409(a) of the Code and shall be construed and interpreted accordingly. Notwithstanding the preceding, however, Participants are solely responsible for the payment of any tax liability (including any taxes and penalties that may arise under Section 409(a) of the Code) that may result from any Award. The Company and its Subsidiaries shall not be liable to any Participant or any other person if the Internal Revenue Service or any court or other authority having jurisdiction over such matter determines for any reason that an Award is subject to taxes, penalties or interest as a result of failing to comply with Section 409(a) of the Code.

AMENDEMENT TO
AEROSONIC CORPORATION
2004 STOCK INCENTIVE PLAN
(Effective as of July 13, 2009)

The 2004 Stock Incentive Plan of Aerosonic Corporation, as amended and restated on July 26, 2007, is hereby amended as follows:

Section 1(d) shall now read in its entirety as follows:

“(d)       Effective Date and Term of the Plan. The amended and restated Plan shall be effective upon approval by the Company’s stockholders and shall continue in effect for ten years from its original July 14, 2004 effective date (the “Effective Date”), unless earlier terminated or extended by an amendment to the Plan.”

Section 4(a) shall now read in its entirety as follows:

“(a)       Shares Issuable. The maximum number of shares of Stock which may be issued in respect of Awards granted under the Plan, subject to adjustment upon changes in capitalization of the Company as provided in this Section 3, shall be 550,000 shares. For purposes of this limitation, the shares of Stock underlying any Awards which are forfeited, cancelled, reacquired by the Company or otherwise terminated (other than by exercise), shares that are tendered in payment of the exercise price of any Award and shares that are tendered or withheld for tax withholding obligations shall be added back to the shares of Stock with respect to which Awards may be granted under the Plan. Shares issued under the Plan may be authorized but unissued shares or shares reacquired by the Company.”

AMENDMENT TO
AEROSONIC CORPORATION
2004 STOCK INCENTIVE PLAN
(Effective as of July 14, 2011)

The 2004 Stock Incentive Plan of Aerosonic Corporation, as amended and restated on July 26, 2007, and as amended on July 13, 2009, is hereby amended as follows:

Section 4(a) shall now read in its entirety as follows:

                “(a)      Shares Issuable.  The maximum number of shares of Stock which may be issued in respect of Awards granted under the Plan, subject to adjustment upon changes in capitalization of the Company as provided in this Section 4, shall be 750,000 shares.  For purposes of this limitation, the share of Stock underlying any Awards which are forfeited, cancelled, reacquired by the Company or otherwise terminated (other than by exercise), shares that are tendered in payment of the exercise price of any Award and shares that are tendered or withheld for tax withholding obligations shall be added back to the shares of Stock with respect to which Awards may be granted under the Plan.  Shares issued under the Plan may be authorized but unissued shares or shares reacquired by the Company.”

ANNUAL MEETING OF STOCKHOLDERS OF

AEROSONIC CORPORATION

July 14, 2011

NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIALS:
The Notice of Meeting, Annual Report, Proxy Statement and Proxy Card are available at www.aerosonic.com/annualreports.html.

Please sign, date and mail your proxy card in the envelope provided as soon as possible.

↓ Please detach along perforated line and mail in the envelope provided. ↓

20230300000000000000 4 071411

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE ELECTION OF THE DIRECTORS LISTED BELOW AND "FOR" PROPOSALS 2 AND 3. PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒

1. To elect TWO directors to the Board of Directors of the Company, to hold office until his successor has been duly elected and qualified;

☐ FOR ALL NOMINEES

☐ WITHHOLD AUTHORITY FOR T ALL NOMINEES

☐ FOR ALL EXCEPT (See instructions below)

NOMINEES:
○ Donald Russell Class I Director
○ Thomas E. Whytas Class I Director

INSTRUCTIONS: To withhold authority to vote for any individual nominee, mark "FOR ALL EXCEPT" and fill in the circle next to the nominee you wish to withhold, as shown here: ●

	FOR	AGAINST	ABSTAIN
2. To ratify the appointment of Mayer Hoffman McCann P.C. ("MHM") as our independent registered public accounting firm; and;	☐	☐	☐
3. To amend the Aerosonic Corporation 2004 Stock Incentive Plan; and	☐	☐	☐

ALL STOCKHOLDERS ARE CORDIALLY INVITED TO ATTEND THE MEETING IN PERSON. WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, PLEASE COMPLETE, SIGN, DATE AND RETURN THE ENCLOSED PROXY AS PROMPTLY AS POSSIBLE IN ORDER TO ENSURE YOUR REPRESENTATION AT THE MEETING. YOU MAY VOTE BY COMPLETING, SIGNING AND DATING THE PROXY CARD AND RETURNNG IT IN THE ENCLOSED ENVELOPE. PLEASE NOTE, HOWEVER, THAT IF YOUR SHARES ARE HELD OF RECORD BY A BROKER, BANK OR OTHER NOMINEE AND YOU WISH TO VOTE AT THE MEETING, YOU MUST OBTAIN FROM THE RECORD HOLDER A PROXY ISSUED IN YOUR NAME.

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method. ☐

Signature of Stockholder ________ Date: ________ Signature of Stockholder ________ Date: ________

Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

AEROSONIC CORPORATION

1212 North Hercules Avenue
Clearwater, Florida 33765

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned Stockholder of Aerosonic Corporation hereby acknowledges receipt of the accompanying Proxy Statement for the Annual Meeting of Stockholders, dated May 31, 2011, and hereby appoints Douglas J. Hillman and Kevin J. Purcell, and each or either of them, as proxies, with full power of substitution, to represent and vote as designated on the reverse side, all the shares of Common Stock of Aerosonic Corporation held of record by the undersigned on May 26, 2011, at the Annual Meeting of Stockholders to be held at Aerosonic Corporation's offices located at 1212 North Hercules Avenue, Clearwater, Florida 33765, on Thursday, July 14, 2011, at 10:00 A.M., local time, or any adjournment or postponement thereof.

This Proxy, when properly executed, will be voted in the manner directed herein by the undersigned stockholder(s). If no direction is provided, each of the named proxies is authorized and directed to vote FOR the proposals as described in the Proxy Statement accompanying this Proxy. If a nominee shall cease to be a candidate for election for any reason, this Proxy will be voted for a substitute nominee designated by the Board of Directors. If any other business is presented at the Annual Meeting of Stockholders, this Proxy will be voted by those named in this Proxy in their best judgment.

(Continued and to be signed on the reverse side)

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